                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 12

More About Risk.......... Page 14

Management Team.......... Page 16

Fund Services............ Page 18

Financial Performance.... Page 34

  Natixis Equity Funds
[LOGO] LOOMIS SAYLES & COMPANY, L.P.
Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2007
                                                   (as revised October 8, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Global Markets Fund..................... 2
Loomis Sayles Growth Fund............................. 6
Loomis Sayles Research Fund........................... 9
Fund Fees & Expenses
Fund Fees & Expenses................................. 12
More About Risk
More About Risk...................................... 14
Management Team
Meet the Funds' Investment Adviser................... 16
Meet the Funds' Portfolio Managers................... 17
Fund Services
Investing in the Funds............................... 18
How Sales Charges Are Calculated..................... 19
It's Easy to Open an Account......................... 22
Buying Shares........................................ 24
Selling Shares....................................... 25
Selling Shares in Writing............................ 26
Exchanging Shares.................................... 26
Restrictions on Buying, Selling and Exchanging Shares 26
How Fund Shares Are Priced........................... 29
Dividends and Distributions.......................... 30
Tax Consequences..................................... 30
Compensation to Securities Dealers................... 32
Additional Investor Services......................... 33
Financial Performance
Financial Performance................................ 34
Glossary of Terms
Glossary of Terms.................................... 40

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Global Markets Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss, Warren Koontz, David Rolley,
             Mark B. Baribeau
Category: Global

Ticker Symbol: Class A Class C
               ---------------
               LGMAX   LGMCX

 Investment Goal

The Fund's investment goal is high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
.. Domestic equities
.. International equities
.. Domestic fixed income securities
.. International fixed income securities
In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.
In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value. Loomis Sayles also looks for companies that appear to be undervalued relative to the intrinsic value of the companies' assets or cash flows.
In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
The Fund may also:
.. Engage in options and futures transactions, foreign currency transactions and swap transactions.
.. Invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs") and Rule 144A securities.
.. Invest in mortgage-related securities.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Allocation risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Credit risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e. none of the major rating agencies (such as Moody's, Standard & Poor's and Fitch) have rated the security in one of its top four rating categories or that are unrated but judged to be of comparable quality by the Fund's adviser) are subject to greater credit risk than funds that do not invest in such securities.
Currency risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

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2

Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") Risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information, see the section "More About Risk."

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                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of several broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for the Fund's Class Y shares, which are not offered in this prospectus, for each of the last ten calendar years.+ Although Class Y, Class A and Class C shares would have substantially similar returns because the shares are invested in the same portfolio of securities, returns for Class A and Class C shares would have been lower than the Class Y returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)
                                                                               (up triangle) Highest Quarterly Return: Fourth
1997    1998   1999    2000     2001     2002     2003    2004    2005   2006                Quarter 1999, up 45.05%
----    ----   ----    ----     ----     ----     ----    ----    ----   ----  (down triangle) Lowest Quarterly Return: Third
3.51%  2.98%  60.51%  -4.45%   -6.22%   -0.27%   31.16%  14.12%  12.38% 11.06%                 Quarter 1998, down 10.76%


The Fund's Class A shares total return year-to-date as of June 30, 2007 was 9.94%.

+ The returns shown in the table above for periods prior to February 1, 2006 reflect the results of the Fund's Institutional Class shares which were converted to Class Y shares on February 1, 2006. The prior Institutional class performance has been restated to reflect expenses and sales loads of Class Y.

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4

The table below shows how average annual total returns for the Class Y shares of the Fund (before and after taxes for Class Y) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International World Index ("MSCI World"), an index that measures global developed market equity performance, and the Citigroup World Government Bond Index ("Citigroup WGBI" and together with the MSCI World, the "Indices"), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. The Indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                         Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Global Markets Fund
Class Y - Return Before Taxes                                       11.06%       13.25%       11.07%
   Return After Taxes on Distributions*                             10.41%       12.31%        7.93%
   Return After Taxes on Distributions and Sales of Fund Shares*     7.31%       11.01%        7.55%
MSCI World**                                                        20.65%       10.49%        8.08%
Citigroup WGBI**                                                     6.12%        8.41%        5.24%

+ The returns shown in the table above for periods prior to February 1, 2006 reflect the results of the Fund's Institutional Class shares which were converted to Class Y shares on February 1, 2006. The prior Institutional class performance has been restated to reflect expenses and sales loads of Class Y.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Tax. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the indices do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                                                             5

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Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LGRRX   LGRBX   LGRCX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in Rule 144A securities.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency risk: The risk that fluctuations in the exchange rates between the
  U.S. dollar and foreign currencies may negatively affect an investment. Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more

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6
  sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

For additional information, see the section "More About Risk."

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                                                                             7

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+
                                                                               (up triangle) Highest Quarterly Return: Fourth
 1997   1998    1999    2000     2001    2002     2003    2004    2005   2006                Quarter 1999, up 33.18%
 ----   ----    ----    ----     ----    ----     ----    ----    ----   ----  (down triangle) Lowest Quarterly Return: Fourth
24.21% 12.58%  42.18%  -16.22% -24.76%  -23.09%  32.17%  15.62%  10.53% -3.49%                 Quarter 2000, down 23.18%


The Fund's Class A shares total return year-to-date as of June 30, 2007 was 8.06%.

The table below shows how average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Growth Fund
Class A - Return Before Taxes                                     -8.98%       3.38%         4.00%
   Return After Taxes on Distributions*                           -8.98%       3.38%         0.90%
   Return After Taxes on Distributions & Sales of Fund Shares*    -5.84%       2.90%         1.84%
Class B - Returns Before Taxes                                    -8.99%       3.50%         3.83%
Class C - Returns Before Taxes                                    -5.16%       3.85%         3.83%
Russell 1000 Growth Index**                                        9.07%       2.69%         5.44%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Class B and Class C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Class A, Class B, and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Maureen G. Depp and Brian James
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LSRRX   LSCBX   LSCCX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index (the "S&P 500 Index"), meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency transactions, options and futures transactions, and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940 and the rules thereunder.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency risk: The risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
Derivative securities risk: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and

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                                                                             9
  the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, generally higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Investments in other investment companies: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.
Management risk: The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
Market risk: The risk that the value of the Fund's investments will fall as a result of movements in the financial markets generally.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for Class B and Class C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+
                                                                     (up triangle) Highest Quarterly Return: Second
 2001         2002        2003         2004        2005        2006                Quarter 2003, up 14.75%
 ----         ----        ----         ----        ----        ----  (down triangle) Lowest Quarterly Return: Third
-13.78%      -22.00%     27.62%       11.74%      10.43%       9.84%                 Quarter 2002, down 18.48%



The Fund's Class A shares total return year-to-date as of June 30, 2007 was 7.13%.

+ The returns shown above for Class A shares for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of this class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.

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 Principal Investment Risks - continued

The table below shows how average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and since-inception periods compare to those of the Standard & Poor's 500 Index (the "S&P 500"), an unmanaged index of U.S. common stock performance. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years (7/31/00)
Loomis Sayles Research Fund
Class A - Return Before Taxes                                      3.52%       4.93%       -0.14%
   Return After Taxes on Distributions*                            1.26%       4.27%       -0.66%
   Return After Taxes on Distributions & Sales of Fund Shares*     4.42%       4.14%       -0.22%
Class B - Returns Before Taxes                                     4.29%       5.01%       -0.04%
Class C - Returns Before Taxes                                     8.04%       5.25%       -0.10%
S&P 500 Index**                                                   15.79%       6.19%        1.54%

+ The returns shown above for Class A shares for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Class B and Class C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Class A, Class B, and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns for the index are calculated from August 1, 2000.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                   Loomis Sayles     Loomis Sayles Growth Fund
                                                 Global Markets Fund and Loomis Sayles Research Fund
                                                  Class A    Class C Class A    Class B    Class C
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)(2)          5.75%    None   5.75%       None       None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)               (3)   1.00%     (3)      5.00%      1.00%
Redemption fees                                       2% of
                                                 redemption
                                                 proceeds+*   None*   None*      None*      None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                           Loomis Sayles              Loomis Sayles           Loomis Sayles
                                          Global Markets Fund/1/     Growth Fund/2/         Research Fund/3/
                                          Class A     Class C    Class A Class B Class C Class A Class B Class C
Management fees                            0.75%       0.75%      0.50%   0.50%   0.50%   0.50%   0.50%   0.50%
Distribution and/or service (12b-1) fees*  0.25%       1.00%*     0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses**                           0.56%       0.57%      0.42%   0.61%   0.45%   0.93%   0.83%   0.87%
Total Annual Fund Operating Expenses       1.56%       2.32%      1.17%   2.11%   1.95%   1.68%   2.33%   2.37%
Fee waiver and/or expense reimbursement    0.31%       0.32%      0.00%+  0.11%+  0.00%+  0.43%   0.33%  0..37%
Net expenses                               1.25%       2.00%      1.17%+  2.00%+  1.95%+  1.25%   2.00%   2.00%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
+ Fee waiver and/or expense reimbursement and Net expenses for the Loomis Sayles Growth Fund have been restated to reflect the current expense cap arrangement.
1 Loomis Sayles has given a binding undertaking to the Loomis Sayles Global Markets Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25% and 2.00% of the Fund's average daily net assets for Class A and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and will be reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles Growth Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Funds Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and will be reevaluated on an annual basis. Without this undertaking, expenses for Class B shares would have been higher.

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                                    [GRAPHIC]

 Annual Fund Operating Expenses - continued

3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Research Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Funds Fees and Expenses, brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and will be reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

               Loomis Sayles
            Global Markets Fund       Loomis Sayles Growth Fund          Loomis Sayles Research Fund
           Class A    Class C    Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)            (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  695  $  303 $  203 $  687  $  703 $  203 $  298 $  198 $  695  $  703 $  203 $  303 $  203
3 years    $1,011  $  694 $  694 $  925  $  950 $  650 $  612 $  612 $1,035  $  996 $  696 $  704 $  704
5 years    $1,348  $1,211 $1,211 $1,182  $1,324 $1,124 $1,052 $1,052 $1,397  $1,415 $1,215 $1,232 $1,232
10 years** $2,300  $2,631 $2,631 $1,914  $2,192 $2,192 $2,275 $2,275 $2,414  $2,478 $2,478 $2,678 $2,678

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The examples are based on the Net Expenses shown above for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining periods. Loomis Sayles Growth Fund Class A and Class C shares are based on Total Annual Fund Operating Expenses for the entire period.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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More About Risk


The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's, or BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities, Section 4(2) commercial paper, structured notes and Rule 144A securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging. The portfolio managers expect to use futures for the purpose of managing the duration of each Fund's portfolio.

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14

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or real estate investment trusts.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Funds' Investment Adviser

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund" and together the "Funds"), which, along with the Natixis Income and Tax Free Income Funds, Natixis Equity Funds, Natixis Diversified Portfolios, Natixis Value Fund, Loomis Sayles Value Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."
 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly "IXIS Asset Management U.S. Group, L.P,; herein referred to as "Natixis US"), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $114.7 billion in assets under management as of June 30, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2006, as a percentage of each Fund's average daily net assets, were 0.58% for Loomis Sayles Global Markets Fund (after waiver), 0.50% for Loomis Sayles Growth Fund and 0.20% for Loomis Sayles Research Fund (after waiver).

A discussion of the factors considered by the Funds' Board of Trustees in approving each Fund's investment advisory contract is available in the Funds' annual reports for the fiscal year ended September 30, 2006.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("Natixis Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940, (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Hansberger Global Investors, Inc. ("Hansberger"), Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years.

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999 and co-managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004.
Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Maureen G. Depp

Maureen G. Depp has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Research Fund since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, began her investment career in 1976 and joined Loomis Sayles in 2004. From 1998 to 2004, she was an Assistant Director and then a Managing Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John's University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 30 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss has managed the domestic fixed income securities sector of the Loomis Sayles Global Markets Fund since its inception in 1996. Mr. Fuss, Vice Chairman, Director and Managing Partner of Loomis Sayles, began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss has over 48 years of investment experience.

Brian S. James

Brian S. James has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Research Fund since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Warren N. Koontz

Warren N. Koontz has managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and an M.B.A. from the Ohio State University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

David W. Rolley

David W. Rolley has managed the international fixed income securities sector of the Loomis Sayles Global Markets Fund since 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. He received a B.A. from Occidental College and studied graduate economics at the University of Pennsylvania. Mr. Rolley has over 26 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000.
Mr. Skaggs, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1994. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Please see the Funds' Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Class A and Class C shares to the public. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

.. Investors who were Retail Class shareholders of the Funds as of September 12, 2003 and who were not subject to applicable sales charges may purchase additional Class A shares of an Natixis Fund without the imposition of a sales charge.
 Class B Shares

.. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007.

.. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                        Class A Sales Charges**
                       As a % of       As a % of
  Your Investment    offering price your investment
Less than $ 50,000       5.75%           6.10%
$  50,000 - $ 99,999     4.50%           4.71%
$ 100,000 - $249,999     3.50%           3.63%
$ 250,000 - $499,999     2.50%           2.56%
$ 500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*      0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis
  Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
.. Combining Accounts -- allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated (continued)

.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in Natixis Funds (including the Money Market
  Fund) by clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund).

In order to receive Class A shares without a front-end sales charge or CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of a Fund (without paying a front-end sales charge) to repurchase Class A shares of any Natixis Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of the anniversary date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC), (2) to make payments through a systematic withdrawal plan, or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the anniversary date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market
Fund).

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20

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC), (2) to make payments through a systematic withdrawal plan, or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
.. applies to redemptions made through the anniversary date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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                                                                             21

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum            Minimum
Type of Account                                                     Initial Purchase Subsequent Purchase
Any account other than those listed below                                $2,500             $100
For shareholders participating in Natixis Funds' Investment
   Builder Program                                                       $1,000             $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the Natixis Funds' prototype document                     $1,000             $100
Coverdell Education Savings Accounts                                       $500             $100
For SIMPLE IRA** and 403(b)(7) plans using Natixis Funds' prototype
   document                                                                  $0               $0

* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 are subject to the same minimums as SIMPLE IRAs. Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Minimum Balance Policy

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using a Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

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22

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     Natixis Funds Personal Access Line(R)

                             800-225-5478, press 1

                             Natixis Funds Web Site

                             www.funds.natixis.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                   Opening an Account                             Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions".          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions".
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer, or Natixis      . Call your investment dealer or Natixis
                       Funds at 800-225-5478, or visit                Funds at 800-225-5478 or visit
 [GRAPHIC]             www.funds.natixis.com to 1) obtain a           www.funds.natixis.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging, and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.funds.natixis.com to add shares
                       available.                                     to your account by wire. Instruct your
 [GRAPHIC]                                                            bank to transfer funds to State Street Bank
                                                                      & Trust Company, ABA #011000028, and
                                                                      DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service Options
                                                                      Form. A medallion signature guarantee may
                                                                      be required to add this privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions".
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account          . If you have not signed up for Investment
                       through Investment Builder, you may add        Builder, please call Natixis Funds at 800-
 [GRAPHIC]             this feature by selecting it on your           225-5478 or visit www.funds.natixis.com
                       application.                                   for a Service Options Form. A medallion
                     . Ask your bank or credit union whether it is    signature guarantee may be required to add
                       a member of the ACH system.                    this privilege.
                                                                    . See the section "Additional Investor Services."

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24

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas
                       City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer, Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.
 [GRAPHIC]           . Call Natixis Funds or visit www.funds.natixis.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call Natixis Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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                                                                             25

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record or banks account information has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution; a credit union; or .. a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC and conversion into Class A shares, if applicable, for Class B and Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap free platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

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26

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH

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                                                                             27

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Loomis Sayles Global Markets Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchanged proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
  Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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28

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Funds after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Funds prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities --  market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity 60 days or less) -- amortized cost
  (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the

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                                                                             29

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year that are designated by the Funds as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

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30

Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning before January 1, 2001, long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Dividends declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the dividends are declared, rather than the calendar year in which the dividends are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year. See the SAI for more information.

Taxation of Certain Investments. Income received by a Fund from sources with foreign countries may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Each Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. The Funds do not intend to make such designations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

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                                                                             31

                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers and other financial institutions (collectively, "dealers") that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated." Each class of Fund shares offered in this prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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32

                                    [GRAPHIC]



Fund Services
Additional Investor Services


Retirement Plans
Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs**, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is Natixis Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of an Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site
Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.
**Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE
  IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

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                                                                             33

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                      Income (loss) from investment operations             Less distributions
                      ---------------------------------------  ------------------------------------------

           Net asset
             value,                                              Dividends    Distributions
           beginning     Net        Net realized   Total from       from        from net
               of     investment   and unrealized  investment  net investment   realized        Total     Redemption
           the period income(c)     gain (loss)    operations      income     capital gains distributions    fee
           ---------- ----------   --------------  ----------  -------------- ------------- ------------- ----------

GLOBAL MARKETS FUND
Class A
9/30/2006*   $12.71     $0.12          $(0.34)       $(0.22)        $--            $--           $--         $--
Class C
9/30/2006*    12.71      0.06           (0.34)        (0.28)         --             --            --          --



*  From commencement of Class operations on February 1, 2006 through
   September 30, 2006.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)Annualized for periods less than one year.

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34

                                     Ratios to average net assets
                                   ---------------------------------

  Net asset            Net assets,
    value,    Total      end of       Net     Gross   Net investment Portfolio
    end of    return   the period  expenses  expenses     income     turnover
  the period  (%)(a)     (000's)   (%)(b)(e)  (%)(e)      (%)(e)     rate (%)
  ---------- ------    ----------- --------- -------- -------------- ---------

    $12.49    (1.7)(d)   $10,438     1.25      1.56        1.52         103
     12.43    (2.1)(d)    20,228     2.00      2.32        0.78         103

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                                                                             35

                                    [GRAPHIC]



Financial Performance


                       Income (loss) from investment operations             Less distributions
                       -------------------------------------    ------------------------------------------

            Net asset
              value,      Net                                     Dividends    Distributions
            beginning  investment      Net realized  Total from      from        from net
                of       income       and unrealized investment net investment   realized        Total
            the period (loss)(c)       gain (loss)   operations     income     capital gains distributions
            ---------- ----------     -------------- ---------- -------------- ------------- -------------

GROWTH FUND
Class A
9/30/2006     $6.03      $(0.00)(d)       $(0.19)      $(0.19)       $--            $--           $--
9/30/2005      4.98       (0.02)            1.07         1.05         --             --            --
9/30/2004      4.41       (0.03)            0.60         0.57         --             --            --
9/30/2003      3.65       (0.02)            0.78         0.76         --             --            --
9/30/2002      4.12       (0.03)           (0.44)       (0.47)        --             --            --
Class B
9/30/2006      5.94       (0.05)           (0.19)       (0.24)        --             --            --
9/30/2005      4.94       (0.06)            1.06         1.00         --             --            --
9/30/2004      4.41       (0.07)            0.60         0.53         --             --            --
9/30/2003*     4.54       (0.00)(d)        (0.13)       (0.13)        --             --            --
Class C
9/30/2006      5.94       (0.04)           (0.19)       (0.23)        --             --            --
9/30/2005      4.94       (0.06)            1.06         1.00         --             --            --
9/30/2004      4.41       (0.06)            0.59         0.53         --             --            --
9/30/2003*     4.54       (0.00)(d)        (0.13)       (0.13)        --             --            --


* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)Annualized for periods less than one year.


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36

                                     Ratios to average net assets
                                   --------------------------------

  Net asset            Net assets,
    value,    Total      end of       Net     Gross   Net investment Portfolio
    end of    return   the period  expenses  expenses     income     turnover
  the period  (%)(a)     (000's)   (%)(b)(g)  (%)(g)  (loss) (%)(g)  rate (%)
  ---------- ------    ----------- --------- -------- -------------- ---------

    $5.84     (3.2)(e)  $225,729     1.10      1.17       (0.03)        174
     6.03     21.1(e)     51,248     1.10      1.60       (0.38)        164
     4.98     12.9(e)     14,072     1.10      1.70       (0.58)        171
     4.41     20.8(f)        947     1.10      3.11       (0.45)        201
     3.65    (11.4)          456     1.10      5.20       (0.65)        192
     5.70     (4.0)(e)    32,160     1.95      2.11       (0.85)        174
     5.94     20.2(e)     38,538     1.85      2.33       (1.14)        164
     4.94     12.0(e)     12,532     1.85      2.45       (1.33)        171
     4.41     (2.9)(f)         2     1.85      7.92       (1.29)        201
     5.71     (3.9)(e)    43,415     1.85      1.95       (0.76)        174
     5.94     20.2(e)     25,734     1.85      2.35       (1.10)        164
     4.94     12.0(e)      6,826     1.85      2.45       (1.30)        171
     4.41     (2.9)(f)         2     1.85      7.92       (1.29)        201

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                                                                             37

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations             Less distributions
                         --------------------------------------   --------------------------------------

              Net asset
                value,      Net                                     Dividends    Distributions
              beginning  investment    Net realized   Total from       from        from net
                  of       income     and unrealized  investment  net investment   realized        Total
              the period (loss)(c)     gain (loss)    operations      income     capital gains distributions
              ---------- ----------   --------------  ----------  -------------- ------------- -------------

RESEARCH FUND
Class A
9/30/2006       $9.22      $ 0.05         $ 0.64        $ 0.69        $(0.03)       $(0.46)       $(0.49)
9/30/2005        7.79        0.00(d)        1.43          1.43         (0.00)(d)        --         (0.00)(d)
9/30/2004        6.90        0.01           0.90          0.91         (0.02)           --         (0.02)
9/30/2003        5.69        0.02           1.20          1.22         (0.01)           --         (0.01)
9/30/2002*       7.61        0.01          (1.92)        (1.91)        (0.01)           --         (0.01)
Class B
9/30/2006        9.10       (0.02)          0.63          0.61         (0.00)(d)     (0.46)        (0.46)
9/30/2005        7.73       (0.06)          1.43          1.37         (0.00)(d)        --         (0.00)(d)
9/30/2004        6.90       (0.05)          0.90          0.85         (0.02)           --         (0.02)
9/30/2003**      7.05        0.00(d)       (0.15)        (0.15)           --            --            --
Class C
9/30/2006        9.08       (0.02)          0.63          0.61         (0.01)        (0.46)        (0.47)
9/30/2005        7.73       (0.07)          1.42          1.35         (0.00)(d)        --         (0.00)(d)
9/30/2004        6.90       (0.05)          0.88          0.83            --            --            --
9/30/2003**      7.05        0.00(d)       (0.15)        (0.15)           --            --            --


*  From commencement of Class operations on November 30, 2001 through
   September 30, 2002.
** From commencement of Class operations on September 12, 2003 through
   September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)Annualized for periods less than one year.

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38

                                     Ratios to average net assets
                                   --------------------------------

  Net asset            Net assets,
    value,    Total    end of the     Net     Gross   Net investment Portfolio
    end of    return     period    expenses  expenses     income     turnover
  the period  (%)(a)     (000's)   (%)(b)(g)  (%)(g)  (loss) (%)(g)  rate (%)
  ---------- ------    ----------- --------- -------- -------------- ---------

    $9.42      7.7(e)    $1,331      1.25       1.68       0.56         143
     9.22     18.4(e)       344      1.25      34.73       0.03         133
     7.79     13.2(e)       106      1.21      39.85       0.07         151
     6.90     21.5(f)        41      1.10      28.75       0.35         138
     5.69    (25.2)          17      1.10     213.89       0.22         130
     9.25      6.9(e)       331      2.00       2.33      (0.19)        143
     9.10     17.8(e)       210      2.00      41.40      (0.71)        133
     7.73     12.3(e)        57      2.00      40.60      (0.71)        151
     6.90     (2.1)(f)        2      2.00     125.11      (0.72)        138
     9.22      6.9(e)     1,198      2.00       2.37      (0.18)        143
     9.08     17.5(e)       140      2.00      37.60      (0.76)        133
     7.73     12.0(e)         3      2.00      40.60      (0.59)        151
     6.90     (2.1)(f)        2      2.00     125.11      (0.72)        138

--------------------------------------------------------------------------------
                                                                             39

Glossary of Terms



Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium" or "small" capitalization company for any particular Fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.


Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

--------------------------------------------------------------------------------
40

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             41

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual report or their SAI, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
 The Funds' annual and semiannual reports and SAI are available on the Funds'
                       website at: www.funds.natixis.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household.

 If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its Web site at www.FINRA.org.

                  (Investment Company Act File No. 811-06241)


Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We/ (1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P., Loomis, Sayles & Company, L.P.
                         and all of their successors.

   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds and Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XL51-0907

                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 11

More About Risk.......... Page 13

Management Team.......... Page 15

Fund Services............ Page 17

Financial Performance.... Page 28

  Natixis Equity Funds - Class Y
[LOGO] LOOMIS SAYLES & COMPANY, L.P.
Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2007
                                                   (as revised October 8, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Global Markets Fund.....................2
Loomis Sayles Growth Fund.............................5
Loomis Sayles Research Fund...........................8
Fund Fees & Expenses
Fund Fees & Expenses.................................11
More About Risk
More About Risk......................................13
Management Team
Meet the Funds' Investment Adviser...................15
Meet the Funds' Portfolio Managers...................16
Fund Services
It's Easy to Open an Account.........................17
Buying Shares........................................18
Selling Shares.......................................19
Selling Shares in Writing............................20
Exchanging Shares....................................20
Restrictions on Buying, Selling and Exchanging Shares20
How Fund Shares Are Priced...........................23
Dividends and Distributions..........................24
Tax Consequences.....................................24
Compensation to Securities Dealers...................26
Financial Performance
Financial Performance................................28
Glossary of Terms
Glossary of Terms....................................34

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Global Markets Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss, Warren Koontz, David Rolley,
             Mark B. Baribeau
Category: Global

Ticker Symbol: Class Y
               -------
               LSWWX

 Investment Goal

The Fund's investment goal is high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
.. Domestic equities
.. International equities
.. Domestic fixed income securities
.. International fixed income securities
In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.
In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value. Loomis Sayles also looks for companies that appear to be undervalued relative to the intrinsic value of the companies' assets or cash flows.
In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
The Fund may also:
.. Engage in options and futures transactions, foreign currency transactions and swap transactions.
.. Invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs") and Rule 144A securities.
.. Invest in mortgage-related securities.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Allocation risk: The Fund's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.
Credit risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., none of the major rating agencies (such as Moody's, Standard & Poor's, and Fitch) have rated the security in one of its top four rating categories, or that are unrated but judged to be of comparable quality by the Fund's adviser) are subject to greater credit risk than funds that do not invest in such securities.
Currency risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

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2

Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Real Estate Investment Trusts ("REITs") risk: REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information, see the section "More About Risk."

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                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since inception.+ The returns shown in the bar chart below reflect the results of the Fund's Institutional Class shares, which were redesignated as Class Y shares on February 1, 2006. The Class Y expenses did not change as a result of this redesignation.

                                    [CHART]

(total return)+

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006   (up triangle) Highest Quarterly Return: Fourth
----    ----    ----    ----    ----    ----    ----    ----    -----   -----                Quarter 1999, up 45.05%
3.51%   2.98%   60.51% -4.45%  -6.22%  -0.27%   31.16%  14.12%  12.38%  11.06% (down triangle) Lowest Quarterly Return: Third
                                                                                               Quarter 1998, down 10.76%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 10.01%.

The table below shows how average annual total returns for the Fund's Class Y shares (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Morgan Stanley Capital International World Index ("MSCI World"), an index that measures global developed market equity performance and the Citigroup World Government Bond Index ("Citigroup WGBI" and together with the MSCI World, the "Indices"), an index that measures the most significant and liquid government bond indices located around the world which carry at least an investment grade rating. The Indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sale of Fund shares. The Indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                        Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Global Markets Fund
Class Y - Return Before Taxes                                      11.06%       13.25%       11.07%
   Return After Taxes on Distributions*                            10.41%       12.31%        7.93%
   Return After Taxes on Distributions and Sale of Fund Shares*     7.31%       11.01%        7.55%
MSCI World**                                                       20.65%       10.49%        8.08%
Citigroup WGBI**                                                    6.12%        8.41%        5.24%

+ The returns shown in the table above for periods prior to February 1, 2006 reflect the results of the Fund's Institutional Class shares, which were redesignated as Class Y shares on February 1, 2006. The Class Y expenses did not change as a result of the redesignation.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Tax.
** The returns of the indices do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LSGRX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in Rule 144A securities.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency risk: The risk that fluctuations in the exchange rates between the
  U.S. dollar and foreign currencies may negatively affect an investment. Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited

--------------------------------------------------------------------------------
                                                                             5
  markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+

                                     [CHART]

(total return)+

1997    1998    1999    2000     2001    2002    2003    2004    2005    2006   (up triangle) Highest Quarterly Return:
----    ----    ----    ----     ----    ----    ----    ----    ----    -----     Fourth Quarter 1999, up 33.22%
24.51%  12.86%  42.53%  -16.12% -24.40% -23.05%  32.55%  15.91%  10.85%  -3.21% (down triangle) Lowest Quarterly Return:
                                                                                   Fourth Quarter 2000, down 23.28%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 8.37%.

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements at the time of the conversion.

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6

The table below shows how average annual total returns for Class Y shares of the Fund (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Growth Fund
Class Y - Return Before Taxes                                     -3.21%       4.87%         4.88%
   Return After Taxes on Distributions*                           -3.21%       4.87%         1.78%
   Return After Taxes on Distributions & Sales of Fund Shares*    -2.09%       4.20%         2.59%
Russell 1000 Growth Index**                                        9.07%       2.69%         5.44%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Maureen G. Depp and Brian James
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LISRX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index (the "S&P 500 Index"), meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency transactions, options and futures transactions, and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940 and the rules thereunder.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Holdings".

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Currency risk: The risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
Derivative securities risk: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and

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8
  the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund's portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, generally higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Investments in other investment companies: The Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.
Management risk: The risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
Market risk: The risk that the value of the Fund's investments will fall as a result of movements in the financial markets generally.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since-inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                     [CHART]

(total return)+

 2001         2002        2003         2004        2005        2006   (up triangle) Highest Quarterly Return:
 ----         ----        ----         ----        ----        -----     Second Quarter 2003, up 14.92%
-13.58%      -21.77%     27.97%       12.23%      10.77%       10.40% (down triangle) Lowest Quarterly Return:
                                                                         Third Quarter 2002, down 18.31%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 7.20%.

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements at the time of the conversion.

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                                                                             9

The table below shows how average annual total returns for Class Y shares of the Fund (before and after taxes) for the one-year, five-year and since-inception periods compare to those of the Standard & Poor's 500 Index ( the "S&P 500"), an unmanaged index of U.S. common stock performance. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years (7/31/00)
Loomis Sayles Research Fund
Class Y - Return Before Taxes                                     10.40%       6.56%       1.12%
   Return After Taxes on Distributions*                            7.91%       5.82%       0.53%
   Return After Taxes on Distributions & Sales of Fund Shares*     9.04%       5.52%       0.82%
S&P 500 Index**                                                   15.79%       6.19%       1.54%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns for the index are calculated from August 1, 2000.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                    All Funds
                                                                     Class Y
Maximum sales charge (load) imposed on purchases                       None
Maximum deferred sales charge (load)                                   None
Redemption fees (Loomis Sayles Global Markets Fund)         2% of redemption proceeds+
Redemption fees
(Loomis Sayles Growth Fund and Loomis Sayles Research Fund)           None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                            Loomis Sayles      Loomis Sayles   Loomis Sayles
                                        Global Markets Fund/1/ Growth Fund/2/ Research Fund/3/
                                               Class Y            Class Y         Class Y
Management fees                                 0.75%              0.50%           0.50%
Other expenses*                                 0.44%              0.30%           0.76%
Total Annual Fund Operating Expenses            1.19%              0.80%           1.26%
Fee waiver and/or expense reimbursement         0.19%              0.00%           0.41%
Net Expenses                                    1.00%              0.80%           0.85%

* Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1 Loomis Sayles has given a binding undertaking to the Loomis Sayles Global Markets Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Funds Fees and Expenses, brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2008 and will be reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles Growth Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Funds Fees and Expenses, brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Research Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Funds Fees and Expenses, brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

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                                    [GRAPHIC]

 Example

This example+, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

            Loomis Sayles    Loomis Sayles Loomis Sayles
         Global Markets Fund  Growth Fund  Research Fund
               Class Y          Class Y       Class Y
1 year         $  102            $ 82         $   87
3 years        $  359            $255         $  359
5 years        $  636            $444         $  652
10 years       $1,426            $990         $1,487

+ The examples are based on the Net Expenses for the one-year period and on the Total Annual Fund Operating Expenses for the remaining years, except for the Loomis Sayles Growth Fund which are based on Total Annual Fund Operating Expenses for the entire period.

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                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's or BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.
Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities, Section 4(2) commercial paper, structured notes and Rule 144A securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes, including anticipatory hedging. The portfolio managers expect to use futures for the purpose of managing the duration of each Fund's portfolio.

Political Risk The risk of losses directly attributable to government or political actions.

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                                    [GRAPHIC]




More About Risk (continued)


Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities or real estate investment trusts.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the Class Y shares of Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund" and together the "Funds"), which, along with the Natixis Income and Tax Free Income Funds, Natixis Equity Funds, Natixis Diversified Portfolios, Natixis Value Fund, Loomis Sayles Value Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. ( formerly, IXIS Asset Management U.S. Group, L.P., herein referred to as "Natixis US"), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $114.7 billion in assets under management as of June 30, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2006, as a percentage of each Fund's average daily net assets, were 0.58% for Loomis Sayles Global Markets Fund (after waiver), 0.50% for Loomis Sayles Growth Fund and 0.20% for Loomis Sayles Research Fund (after waiver).

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contract is available in the Funds' annual reports for the fiscal year ended September 30, 2006.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Securities Lending. Each Fund may lend a portion of their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) ("Natixis Advisors") or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc. and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940, (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Hansberger Global Investors, Inc. ("Hansberger"), Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years.

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999 and co-managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004.
Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, began her investment career in 1982 and joined Loomis Sayles in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Maureen G. Depp

Maureen G. Depp has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Research Fund since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, began her investment career in 1976 and joined Loomis Sayles in 2004. From 1998 to 2004, she was an Assistant Director and then a Managing Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John's University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 30 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss has managed the domestic fixed income securities sector of the Loomis Sayles Global Markets Fund since its inception in 1996. Mr. Fuss, Vice Chairman, Director and Managing Partner of Loomis Sayles, began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss has over 48 years of investment experience.

Brian S. James

Brian S. James has co-managed the Loomis Sayles Research Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Research Fund since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Warren N. Koontz

Warren N. Koontz has managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and an M.B.A. from the Ohio State University. He holds the designation of Chartered Financial Analyst and has over 23 years of investment experience.

David W. Rolley

David W. Rolley has managed the international fixed income securities sector of the Loomis Sayles Global Markets Fund since 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. He received a B.A. from Occidental College and studied graduate economics at the University of Pennsylvania. Mr. Rolley has over 26 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000.
Mr. Skaggs, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1994. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Please see the Funds' Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

  A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

  There is no initial or subsequent investment minimum for:
    . Wrap Fee Programs of certain broker-dealers, the adviser(s) or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
    . Retirement Plans such as 401(a), 401(k), 457 or 403(b) plans.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans invested in the Funds as set forth above.
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information about such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may also purchase Class Y shares of the Funds below the stated minimums.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Separate Accounts of New England Financial, MetLife or their affiliates.

3.You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

Certificates will not be issued for any class of shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchases by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling restrictions".          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer, or Natixis      . Call your investment dealer or Natixis
                       Funds at 800-225-5478, to 1) obtain a          Funds at 800-225-5478 to request an
 [GRAPHIC]             current prospectus for the Fund into which     exchange.
                       you are exchanging, and 2) request an
                       exchange.
 By Wire
                     . Mail your completed application to           . Instruct your bank to transfer funds to
                       Natixis Funds, P.O. Box 219579, Kansas         State Street Bank & Trust Company,
 [GRAPHIC]             City, MO 64121-9579.                           ABA #011000028, and DDA #99011538.
                     . Call Natixis Funds to obtain an account      . Specify the Fund name, your class of
                       number and wire transfer instructions.         shares, your account number and the
                       Your bank may charge you for such a            registered account name(s). Your bank
                       transfer.                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800- 225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service
                                                                      Options Form. A medallion signature
                                                                      guarantee may be required to add this
                                                                      privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas
                       City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478.
 [GRAPHIC]           . Call Natixis Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that
 [GRAPHIC]             you wish to have your proceeds wired to your bank.
                     . Proceeds will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds to request an ACH redemption.
                     . Proceeds will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.
                       You may receive your proceeds by mail, by wire or through ACH (see above). Subject to certain
 [GRAPHIC]             restrictions. See the section "Selling Shares in Writing."



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                                                                             19

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing


If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record or bank account information has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

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20

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for more information regarding their policies for limiting the frequent trading of fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH

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                                                                             21

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class Y shares of Loomis Sayles Global Markets Fund
Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
  Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.


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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Funds after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Funds prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may

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                                                                             23

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
.. Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund.
.. Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year that are designated by the Funds as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares.

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24

Distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning before January 1, 2001, long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Dividends declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the dividends are declared, rather than the calendar year in which the dividends are received.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year. See the SAI for more information.

Taxation of Certain Investments. Income received by a Fund from sources with foreign countries may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Each Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Funds. The Funds do not intend to make such designations.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

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                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares of the Loomis Sayles Global Markets Fund were redesignated as Class Y shares on February 1, 2006. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

                       Income (loss) from investment operations             Less distributions
                       ---------------------------------------  -----------------------------------------

            Net asset
              value,                                              Dividends    Distributions
            beginning     Net        Net realized   Total from       from        from net
                of     investment   and unrealized  investment  net investment   realized        Total     Redemption
            the period income(c)     gain (loss)    operations      income     capital gains distributions    fee
            ---------- ----------   --------------  ----------  -------------- ------------- ------------- ----------

GLOBAL MARKETS FUND
Class Y
9/30/2006*    $11.84     $0.19          $ 0.64        $ 0.83        $(0.16)         $--         $(0.16)      $0.00(d)
9/30/2005      10.19      0.19            1.73          1.92         (0.27)          --          (0.27)       0.00(d)
9/30/2004       9.32      0.25            0.96          1.21         (0.34)          --          (0.34)         --
9/30/2003       7.53      0.32            1.74          2.06         (0.27)          --          (0.27)         --
9/30/2002**     8.48      0.35           (0.55)        (0.20)        (0.75)          --          (0.75)         --

* Prior to the close of business on February 1, 2006, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
** As required October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional Class per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 4.29% to 4.26% on an annualized basis.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.

--------------------------------------------------------------------------------
28

                                    Ratios to average net assets
                                    ----------------------------

      Net asset         Net assets,                      Net
        value,   Total    end of      Net     Gross   investment Portfolio
        end of   return the period  expenses expenses   income   turnover
      the period (%)(a)   (000's)    (%)(b)    (%)       (%)     rate (%)
      ---------- ------ ----------- -------- -------- ---------- ---------

        $12.51     7.1    $58,650     1.00     1.19      1.58       103
         11.84    19.1     47,712     1.00     1.46      1.72        78
         10.19    13.2     17,274     1.00     1.87      2.55        69
          9.32    28.0     10,499     1.00     2.23      3.81        94
          7.53    (3.0)     8,340     1.00     2.43      4.26       113

--------------------------------------------------------------------------------
                                                                             29

                                    [GRAPHIC]



Financial Performance

                     Income (loss) from investment operations             Less distributions
                     -------------------------------------    ------------------------------------------

          Net asset
            value,      Net                                     Dividends    Distributions
          beginning  investment      Net realized  Total from      from        from net
              of       income       and unrealized investment net investment   realized        Total
          the period (loss)(c)       gain (loss)   operations     income     capital gains distributions
          ---------- ----------     -------------- ---------- -------------- ------------- -------------

GROWTH FUND
Class Y
9/30/2006   $6.26      $ 0.02           $(0.20)      $(0.18)       $--            $--           $--
9/30/2005    5.15       (0.00)(d)         1.11         1.11         --             --            --
9/30/2004    4.55       (0.02)            0.62         0.60         --             --            --
9/30/2003    3.75       (0.01)            0.81         0.80         --             --            --
9/30/2002    4.23       (0.02)           (0.46)       (0.48)        --             --            --

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement, if any, the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)Includes expense recapture of 0.07%.

--------------------------------------------------------------------------------
30

                                   Ratios to average net assets
                                 --------------------------------

   Net asset         Net assets,                          Net
     value,   Total    end of      Net      Gross     investment   Portfolio
     end of   return the period  expenses  expenses  income (loss) turnover
   the period (%)(a)   (000's)    (%)(b)     (%)          (%)      rate (%)
   ---------- ------ ----------- --------  --------  ------------- ---------

     $6.08     (2.9)  $121,478     0.80(e)   0.80(e)      0.31        174
      6.26     21.6     95,534     0.85      0.97        (0.05)       164
      5.15     13.2     40,165     0.85      1.04        (0.32)       171
      4.55     21.3     28,898     0.85      1.18        (0.20)       201
      3.75    (11.4)    19,635     0.85      1.32        (0.39)       192

--------------------------------------------------------------------------------
                                                                             31

                                    [GRAPHIC]



Financial Performance

                         Income (loss) from investment operations             Less distributions
                         ---------------------------------------  -----------------------------------------

              Net asset
                value,      Net                                     Dividends    Distributions
              beginning  investment    Net realized   Total from       from        from net
                  of       income     and unrealized  investment  net investment   realized        Total
              the period (loss)(c)     gain (loss)    operations      income     capital gains distributions
              ---------- ----------   --------------  ----------  -------------- ------------- -------------

RESEARCH FUND
Class Y
9/30/2006       $9.27      $0.09          $ 0.64        $ 0.73        $(0.05)       $(0.46)       $(0.51)
9/30/2005        7.82       0.04            1.44          1.48         (0.03)           --         (0.03)
9/30/2004        6.92       0.03            0.90          0.93         (0.03)           --         (0.03)
9/30/2003        5.71       0.04            1.20          1.24         (0.03)           --         (0.03)
9/30/2002        6.85       0.03           (1.16)        (1.13)        (0.01)           --         (0.01)

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
32

                                    Ratios to average net assets
                                   ------------------------------

     Net asset         Net assets,                       Net
       value,   Total    end of      Net     Gross    investment  Portfolio
       end of   return the period  expenses expenses income(loss) turnover
     the period (%)(a)   (000's)    (%)(b)    (%)        (%)      rate (%)
     ---------- ------ ----------- -------- -------- ------------ ---------

       $9.49      8.1    $23,096     0.85     1.26       0.98        143
        9.27     19.0     24,651     0.85     1.31       0.43        133
        7.82     13.5     21,721     0.85     1.50       0.44        151
        6.92     21.8     21,881     0.85     1.31       0.59        138
        5.71    (16.6)    15,889     0.89     1.46       0.36        130

--------------------------------------------------------------------------------
                                                                             33

Glossary of Terms


Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium" or "small" capitalization company for any particular Fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

--------------------------------------------------------------------------------
34

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds' annual or semiannual report or their SAI, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
 The Funds' annual and semiannual reports and SAI are available on the Funds'
                       website at: www.funds.natixis.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC
                              at 1-202-942-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"), Inc. ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its Web site at www.FINRA.org.


                  (Investment Company Act File No. 811-06241)


Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

     /(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles &
                   Company, L.P. and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds and Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   YL51-0907

                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 24

More About Risk.......... Page 27

Management Team.......... Page 29

Fund Services............ Page 33

Financial Performance.... Page 52

  Natixis Income and Tax-Free Income Funds
  [LOGO] LOOMIS SAYLES & COMPANY, L.P.
Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund
                                                                     Prospectus
                                                               February 1, 2007
                                                   (as revised October 8, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents


Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund..................... 2
Loomis Sayles High Income Fund........................ 5
Loomis Sayles Investment Grade Bond Fund.............. 8
Loomis Sayles Limited Term Government and Agency Fund 12
Loomis Sayles Massachusetts Tax Free Income Fund..... 15
Loomis Sayles Municipal Income Fund.................. 18
Loomis Sayles Strategic Income Fund.................. 21
Fund Fees & Expenses
Fund Fees & Expenses................................. 24
More About Risk
More About Risk...................................... 27
Management Team
Meet the Funds' Investment Adviser................... 29
Meet the Funds' Portfolio Managers................... 31
Fund Services
Investing in the Funds............................... 33
How Sales Charges Are Calculated..................... 34
It's Easy to Open an Account......................... 37
Buying Shares........................................ 39
Selling Shares....................................... 41
Selling Shares in Writing............................ 42
Exchanging Shares.................................... 43
Restrictions on Buying, Selling and Exchanging Shares 43
How Fund Shares Are Priced........................... 46
Dividends and Distributions.......................... 47
Tax Consequences..................................... 47
Compensation to Securities Dealers................... 49
Additional Investor Services......................... 50
Financial Performance
Financial Performance................................ 52
Glossary of Terms
Glossary of Terms.................................... 62

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFRX   NERBX   NECRX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds, which include U.S. government sponsored agency debenture and pass-through securities among other things. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets (plus any borrowings made for investments purposes) in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (also known as "junk bonds"), or if unrated, of comparable quality as determined by Loomis Sayles.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
..  Fixed charge coverage
..  The relationship between cash flows and debt service obligations
..  The experience and perceived strength of management
..  Price responsiveness of the security to interest rate changes
..  Earnings prospects
..  Debt as a percentage of assets
..  Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are generally diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities and structured notes.
.. Invest in foreign securities, including those in emerging markets, and related currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list

--------------------------------------------------------------------------------
2
of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which may include options futures, swap contracts and other transactions) may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. Lower-quality fixed-income securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related securities are subject to the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)                                                                   (up triangle) Highest Quarterly
                                                                                               Return: Third Quarter 1997, up
 1997    1998     1999     2000    2001    2002     2003   2004    2005    2006                4.29%
 ----    ----     ----     ----    ----    ----     ----   ----    ----    ----  (down triangle) Lowest Quarterly
11.05%   8.01%   -0.34%   7.39%    7.24%   2.84%   8.49%   5.10%   1.10%   5.34%                 Return: Second Quarter 2004,
                                                                                                 down 2.83%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 0.73%.

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and Lehman U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Core Plus Bond Fund
Class A - Return Before Taxes                                      0.58%       3.58%         5.08%
   Return After Taxes on Distributions*                           -1.01%       1.75%         2.71%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.35%       1.95%         2.85%
Class B - Return Before Taxes                                     -0.43%       3.44%         4.80%
Class C - Return Before Taxes                                      3.56%       3.78%         4.79%
Lehman Aggregate Bond Index**                                      4.33%       5.06%         6.24%
Lehman U.S. Credit Index**                                         4.26%       5.90%         6.56%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan, Kathleen C. Gaffney and
             Elaine M. Stokes
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFHX   NEHBX   NEHCX

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities (commonly known as "junk bonds"). Junk bonds are generally rated below investment grade quality. To be considered below investment grade quality, none of the major ratings (such as Moody's, Standard & Poor's and Fitch) must have rated the securities in one of its top four rating categories or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The
Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
..  Issuer debt and debt maturity schedules
..  Earnings prospects
..  Responsiveness to changes in interest rates
..  Experience and perceived strength of management
..  Borrowing requirements and liquidation value
..  Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in structured notes, zero-coupon, pay-in-kind and Rule 144A securities. .. Invest in derivative securities, including futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

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                                                                             5

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which may include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-Income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total Return)+                                                                  (up triangle) Highest Quarterly
                                                                                               Return: Second Quarter 2003,
 1997    1998    1999     2000    2001     2002     2003    2004   2005    2006                up 9.95%
 ----    ----    ----     ----    ----     ----     ----    ----   ----    ----  (down triangle) Lowest Quarterly
15.37%  -1.70%   4.00%  -16.09%  -10.65%  -8.86%   27.91%  10.35%  5.04%  13.86%                 Return: Fourth Quarter 2000,
                                                                                                 down 11.32%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 2.49%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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6

The table below shows how annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year, ten-year and since Class C inception periods compare to those of the Lehman High Yield Composite Index, a market-weighted, unmanaged index of fixed-rate, non-investment-grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                                       Since Class C
Average Annual Total Returns+                                                                            Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years   (3/2/98)
Loomis Sayles High Income Fund
Class A - Return Before Taxes                                      8.80%        8.01%        2.66%            --
   Return After Taxes on Distributions*                            6.09%        5.18%       -0.76%            --
   Return After Taxes on Distributions & Sales of Fund Shares*     5.65%        5.08%        0.09%            --
Class B - Return Before Taxes                                      8.15%        7.88%        2.37%            --
Class C - Return Before Taxes                                     11.94%        8.17%           --         0.94%
Lehman High Yield Composite Index**                               11.85%       10.18%        6.59%         5.70%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes. The returns for the index are calculated from April 1, 1998 for Class C shares.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan, Daniel J. Fuss, Kathleen C.
          Gaffney, Steven Kaseta and Elaine M. Stokes
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIGRX   LGBBX   LGBCX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in lower-quality fixed-income securities (also known as "junk bonds"). The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in Rule 144A securities and structured notes.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
8

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to secutirties markets values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-Income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Non-U.S. Shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related securities are subject to the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss in addition to those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

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                                                                             9

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+                                                                 (up triangle) Highest Quarterly
                                                                                              Return: Second Quarter 2003,
 1997   1998    1999     2000   2001    2002     2003    2004    2005     2006                up 9.08%
 ----   ----    ----     ----   ----    ----     ----    ----    ----     ----  (down triangle) Lowest Quarterly
14.29%  2.96%   3.65%   10.97%  5.65%  10.60%   19.33%   9.45%   2.06%    7.73%                 Return: Second Quarter 2004,
                                                                                                down 3.99%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 2.99%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. During the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of Class A shares after taking into effect the Fund's expense cap arrangements at the time of the conversion.

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10

The table below shows how average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for an Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman U.S. Government/Credit Index, an unmanaged index of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Investment Grade Bond Fund
Class A - Return Before Taxes                                      2.91%       8.68%         8.05%
   Return After Taxes on Distributions*                            0.93%       6.23%         5.42%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.85%       6.06%         5.31%
Class B - Returns Before Taxes                                     1.90%       8.48%         7.59%
Class C - Returns Before Taxes                                     5.90%       8.76%         7.59%
Lehman U.S. Government/Credit Index**                              3.78%       5.17%         6.26%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. During the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C shares have been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, Class B, and Class C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."


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                                                                             11

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFLX   NELBX   NECLX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets (plus any borrowing for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:
..  Average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   Fitch Investor Services, Inc. ("Fitch"), or "Aaa" by Moody's Investors Service, Inc. ("Moody's").
..  Effective duration range of two to four years.
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody's).
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. Invest in foreign bonds denominated in U.S. dollars and related foreign currency transactions.
.. Invest in asset-backed securities (if rated AAA by S&P or Fitch or Aaa by
  Moody's).
.. Invest in mortgage-related and asset-backed securities, including mortgage dollar rolls.
.. Invest in futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
12

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Agency securities risk: Agency securities are subject to security risk.
  Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the SAI for details.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are also subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risk are also associated with foreign securities. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related and Asset-backed securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related and asset-backed securities are subject to prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             13

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+

1997    1998    1999    2000   2001   2002     2003   2004    2005    2006  (up triangle) Highest Quarterly Return: Third
----    ----    ----    ----   ----   ----     ----   ----    ----    ----                Quarter 1998, up 4.63%
7.27%   6.46%  -0.67%  8.34%   6.86%  8.18%   1.50%   2.00%   1.18%   3.80% (down triangle) Lowest Quarterly Return: Second
                                                                                            Quarter 2004, down 1.76%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 1.34%.

+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman 1-5 Year Government Bond Index, a market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman 1-5 Year Government Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund
Class A - Return Before Taxes                                      0.70%       2.67%         4.12%
   Return After Taxes on Distributions*                           -0.73%       1.25%         2.23%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.43%       1.44%         2.33%
Class B -  Return Before Taxes                                    -1.93%       2.22%         3.73%
Class C - Return Before Taxes                                      2.06%       2.57%         3.74%
Lehman 1-5 Year Government Bond Index**                            4.01%       3.35%         5.09%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
14

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Massachusetts Tax Free Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFMX   NEMBX

 Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). The Fund will not change such policy without shareholder approval. Additionally, at least 85% of the Fund's assets will consist of investment grade securities (those rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles).
To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities") and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.
Loomis Sayles follows a conservative total return-oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:
..  Average credit rating of A (as rated by S&P, Fitch or Moody's)
..  Average maturity of between 15 and 25 years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.
.. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.
The Fund may also:
.. Invest up to 15% of its assets in lower-quality bonds (i.e., none of the major rating agencies (such as Moody's, Standard & Poor's and Fitch) have rated the securities in one of its top four rating categories or, considered to be of comparable quality by Loomis Sayles if unrated).
.. Invest in futures.
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the

--------------------------------------------------------------------------------
                                                                             15
information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within
5 days after the month-end on the Fund's website at www.funds.natixis.com
(click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Non-diversification risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
State specific risk: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
16

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)
                                                                                (up triangle) Highest Quarterly
1997     1998     1999     2000   2001    2002     2003    2004   2005    2006                Return: Third Quarter 2002, up
----     ----     ----     ----   ----    ----     ----    ----   ----    ----                4.82%
9.32%    4.92%   -4.21%   9.27%   3.21%   8.12%   5.04%    4.16%  3.37%   4.60% (down triangle) Lowest Quarterly
                                                                                                Return: Second Quarter 2004,
                                                                                                down 3.00%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was -0.49%.

The table below shows how the average annual total returns for Class A and Class B shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Massachusetts Tax Free Income Fund
Class A - Return Before Taxes                                      0.13%       4.14%         4.27%
   Return After Taxes on Distributions*                            0.12%       4.13%         4.24%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.40%       4.10%         4.26%
Class B - Return Before Taxes                                     -1.18%       3.98%         4.02%
Lehman Municipal Bond Index**                                      4.84%       5.53%         5.76%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
                                                                             17

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Municipal Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFTX   NETBX

 Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (commonly known as "junk bonds"). Junk bonds are generally rated below investment grade quality. To be considered below investment grade quality none of the major ratings agencies must have rated the securities in its top four rating categories or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential. Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:
..  Revenue projections and spending requirements/forecasts
..  Earnings prospects and cash flow
..  Debt as a percentage of assets and cash flow
..  Borrowing requirements, debt maturity schedules and reserve requirements
..  The relationship between cash flows and dividend obligations
..  The experience and perceived strength of management
..  Price responsiveness of the security to interest rate changes
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.
The Fund may also:
.. Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.
.. Invest in futures.
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

--------------------------------------------------------------------------------
18

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are also subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Municipal securities risk: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and creditworthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             19

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class B shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+

1997    1998    1999     2000   2001    2002     2003    2004    2005    2006
----    ----    ----     ----   ----    ----     ----    ----    ----    ----
8.58%   5.73%  -2.38%   8.76%   3.00%   7.31%   4.63%    4.35%   3.36%   5.29% (up triangle) Highest Quarterly Return: Third
                                                                                             Quarter 2006, up 3.85%
                                                                               (down triangle) Lowest Quarterly Return: Second
                                                                                               Quarter 2004, down 2.62%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was -0.73%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns for Class A and Class B shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares.
Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Municipal Income Fund
Class A - Before Taxes                                             0.57%       4.02%         4.34%
   Return After Taxes on Distributions*                            0.48%       3.99%         4.32%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.73%       4.01%         4.36%
Class B - Return Before Taxes                                     -0.49%       3.89%         3.97%
Lehman Municipal Bond Index**                                      4.84%       5.53%         5.76%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other class of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
20

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan, Daniel J. Fuss, Kathleen C.
             Gaffney and Elaine M. Stokes
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFZX   NEZBX   NECZX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency hedging transactions, and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions. Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  Discounted share price compared to economic value
..  Undervalued credit ratings with strong or improving credit profiles
..  Yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative Securities: Derivative securities are subject to changes in the underlying securities or indices on which

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                                                                             21
  such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are also subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related securities are subject to the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+                                                                  (up triangle) Highest Quarterly
                                                                                               Return: Second Quarter 2003,
1997     1998     1999    2000    2001     2002     2003    2004    2005   2006                up 12.43%
----     ----     ----    ----    ----     ----     ----    ----    ----   ----  (down triangle) Lowest Quarterly
9.33%   -1.73%   12.17%  0.68%   -0.14%   15.47%   34.84%  12.93%   3.74% 11.85%                 Return: Third Quarter 1998,
                                                                                                 down 10.57%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 3.56%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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22

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indices, among other indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Strategic Income Fund
Class A - Return Before Taxes                                      6.82%       14.26%        8.97%
   Return After Taxes on Distributions*                            4.92%       11.83%        5.87%
   Return After Taxes on Distributions & Sales of Fund Shares*     4.41%       10.90%        5.70%
Class B - Return Before Taxes                                      6.02%       14.21%        8.65%
Class C - Return Before Taxes                                     10.02%       14.47%        8.66%
Lehman Aggregate Bond Index**                                      4.33%        5.06%        6.24%
Lehman U.S. Universal Bond Index**                                 4.97%        5.64%        6.40%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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                                    [GRAPHIC]




Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                 All Funds except
                                            Limited Term Government and Agency
                                            Fund and Massachusetts Tax Free    Limited Term Government and
                                                   Income Fund                       Agency Fund
                                             Class A      Class B    Class C   Class A   Class B  Class C
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                                  4.50%      None       None     3.00%      None     None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)          (3)     5.00%      1.00%       (3)     5.00%    1.00%
Redemption fees (Loomis Sayles Core Plus
   Bond Fund, Loomis Sayles High                 2% of
   Income Fund and Loomis Sayles            redemption
   Strategic Income Fund only)              proceeds+*     None*      None*     None*     None*    None*
Redemption fees (all other Funds in the
   Prospectus)                                   None*     None*      None*     None*     None*    None*

                                            Massachusetts Tax Free
                                              Income Fund
                                            Class A     Class B
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                              4.25%        None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)      (3)       5.00%
Redemption fees                              None*       None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the sub-section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                           Core Plus Bond Fund/1/      High Income Fund/2/
                                         Class A  Class B  Class C  Class A  Class B  Class C
Management fees                           0.43%    0.43%    0.43%    0.60%    0.60%    0.60%
Distribution and/or service (12b-1) fees  0.25%    1.00%*   1.00%*   0.25%    1.00%*   1.00%*
Other expenses                            0.40%**  0.40%**  0.39%**  0.63%**  0.65%**  0.63%**
Total Annual Fund Operating Expenses      1.08%    1.83%    1.82%    1.48%    2.25%    2.23%
Fee Waiver and/or Expense Reimbursement   0.08%+   0.08%+   0.07%+   0.33%+   0.35%+   0.33%+
Net Expenses                              1.00%+   1.75%+   1.75%+   1.15%+   1.90%+   1.90%+

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24

                                    [GRAPHIC]

 Annual Fund Operating Expenses - continued

                                              Investment Grade       Limited Term Government   Massachusetts Tax Free
                                                Bond Fund/3/            and Agency Fund/4/        Income Fund/5/
                                         Class A  Class B  Class C  Class A  Class B  Class C  Class A   Class B
Management fees                           0.40%    0.40%    0.40%    0.50%    0.50%    0.50%    0.60%     0.60%
Distribution and/or service (12b-1) fees  0.25%    1.00%*   1.00%*   0.25%    1.00%*   1.00%*   0.25%     1.00%*
Other expenses                            0.27%**  0.49%**  0.30%**  0.34%**  0.34%**  0.34%**  0.29%     0.29%
Total Annual Fund Operating Expenses      0.92%    1.89%    1.70%    1.09%    1.84%    1.84%    1.14%     1.89%
Fee Waiver and/or Expense Reimbursement   0.00%    0.19%    0.00%    0.14%+   0.14%+   0.14%+   0.19%     0.19%
Net Expenses                              0.92%    1.70%    1.70%    0.95%+   1.70%+   1.70%+   0.95%     1.70%
                                          Municipal Income Fund/6/   Strategic Income Fund/7/
                                         Class A  Class B           Class A  Class B  Class C
Management fees                           0.50%    0.50%             0.59%    0.59%    0.59%
Distribution and/or service (12b-1) fees  0.25%    1.00%*            0.25%    1.00%*   1.00%*
Other expenses                            0.24%    0.25%             0.21%**  0.21%**  0.21%**
Total Annual Fund Operating Expenses      0.99%    1.75%             1.05%    1.80%    1.80%
Fee Waiver and/or Expense Reimbursement   0.04%    0.05%             0.00%    0.00%    0.00%
Net Expenses                              0.95%    1.70%             1.05%    1.80%    1.80%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
+ Fee Waiver and/or Expense Reimbursement and Net Expenses have been restated to reflect the current expense cap arrangement.
1 Loomis Sayles and Natixis Asset Management Advisors, L.P. ("Natixis Advisors"), the Fund's advisory administrator, have given a binding undertaking to the Loomis Sayles Core Plus Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.00%, 1.75% and 1.75% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
2 Loomis Sayles has given a binding undertaking to the Loomis Sayles High Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.15%, 1.90% and 1.90% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Investment Grade Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95%, 1.70% and 1.70% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008, and is reevaluated on an annual basis. Without this undertaking, expenses for Class B shares would have been higher.
4 Loomis Sayles has given a binding undertaking to the Loomis Sayles Limited Term Government and Agency Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95%, 1.70% and 1.70% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
5 Loomis Sayles and Natixis Advisors, the Fund's advisory administrator, have given a binding undertaking to the Loomis Sayles Massachusetts Tax Free Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95% and 1.70% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
6 Loomis Sayles has given a binding undertaking to the Loomis Sayles Municipal Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.95% and 1.70% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through January 31, 2008, and is reevaluated on an annual basis. Without this undertaking expenses would have been higher.
7 Loomis Sayles has given a binding undertaking to the Loomis Sayles Strategic Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.25%, 2.00% and 2.00% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis.
Loomis Sayles (or Loomis Sayles and Natixis Advisors, in the case of Loomis Sayles Core Plus Bond Fund and Loomis Sayles Massachusetts Tax Free Income
Fund) will be permitted to recover, on a class by class basis, expenses it has

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                                                                             25

                                    [GRAPHIC]
borne through the undertakings described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expenses were deferred.

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                   Core Plus Bond Fund                  High Income Fund
           Class A    Class B       Class C    Class A        Class B       Class C
                    (1)    (2)    (1)    (2)                (1)    (2)    (1)    (2)
1 year     $  551  $  681 $  181 $  281 $  181 $  562      $  693 $  193 $  293 $  193
3 years    $  774  $  871 $  571 $  569 $  569 $  866      $  970 $  670 $  666 $  666
5 years    $1,015  $1,186 $  986 $  982 $  982 $1,192      $1,373 $1,173 $1,165 $1,165
10 years** $1,704  $1,948 $1,948 $2,134 $2,134 $2,112      $2,363 $2,363 $2,539 $2,539
               Investment Grade Bond Fund      Limited Term Government and Agency Fund
           Class A    Class B       Class C    Class A        Class B       Class C
                    (1)    (2)    (1)    (2)                (1)    (2)    (1)    (2)
1 year     $  540  $  673 $  173 $  273 $  173 $  400      $  679 $  179 $  279 $  179
3 years    $  730  $  876 $  576 $  536 $  536 $  628      $  871 $  571 $  571 $  571
5 years    $  936  $1,204 $1,004 $  923 $  923 $  875      $1,188 $  988 $  988 $  988
10 years** $1,530  $1,942 $1,942 $2,009 $2,009 $1,582      $1,956 $1,956 $2,152 $2,152

           Massachusetts Tax Free
                Income Fund       Municipal Income Fund
           Class A     Class B    Class A    Class B
                     (1)    (2)            (1)    (2)
1 year     $  518   $  673 $  173 $  543  $  673 $  173
3 years    $  754   $  876 $  576 $  747  $  846 $  546
5 years    $1,008   $1,204 $1,004 $  969  $1,144 $  944
10 years** $1,736   $2,000 $2,000 $1,605  $1,857 $1,857

                  Strategic Income Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  552  $  683 $  183 $  283 $  183
3 years    $  769  $  866 $  566 $  566 $  566
5 years    $1,003  $1,175 $  975 $  975 $  975
10 years** $1,675  $1,919 $1,919 $2,116 $2,116

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Examples do not reflect the sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Examples for the Core Plus Bond Fund, Limited Term Government and Agency Fund are based on the Net Expenses for the first seven months and on the Total Annual Fund Operating Expenses for the remainder of the one-year period and the remaining periods. The Examples for the High Income Fund, Investment Grade Bond Fund (Class B), Massachusetts Tax Free Income Fund and Municipal Income Fund are based on the New Expense for the 1-year period and on Total Annual Operating Expenses for the remaining years. The Examples for Strategic Income Fund and Investment Grade Bond Fund (Class A and C) are based on Total Annual Fund Operating Expenses for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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                                    [GRAPHIC]



More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment-grade quality (i.e., below a rating of Baa by Moody's or below BBB by S&P or Fitch ), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in lower quality fixed income securities (commonly known as "junk bonds") and unrated securities of similar quality, which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities,
Section 4(2) Commercial Paper, structured notes and Rule 144A securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

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                                    [GRAPHIC]

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds, except Investment Grade Bond Fund for options and futures) These transactions are subject to changes in the underlying security or groups of securities, index or other currency instrument or rate on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. The portfolio managers expect to use futures for the purpose of managing duration of the Fund's portfolio.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

State Specific Risk (Massachusetts Tax Free Income Fund) This is the risk that political, economic, regulatory and other factors may affect issuers of Massachusetts municipal securities, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers of such securities to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers of Massachusetts municipal securities may be affected from time to time by economic, political and demographic conditions that specifically impact Massachusetts. In addition, the value of the Fund's shares may fluctuate more widely than the value of shares of a more diversified fund which invests in a number of different states.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the Natixis Income and Tax-Free Income Funds (the "Funds" or each a "Fund"), which, along with the Natixis Equity Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Natixis Value Fund, Loomis Sayles Value Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P.; herein referred to as " Natixis US"), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $114.7 billion in assets under management as of June 30, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Massachusetts Tax Free Income Fund. Natixis Advisors is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial service entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse d'Epargne, a financial institution owned by French regional savings banks known as Caisse d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as Banque Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $276.9 billion in assets under management at June 30, 2007. Natixis Advisors provides certain administrative and oversight services to Loomis Sayles Core Plus Bond Fund and Loomis Sayles Massachusetts Tax Free Income Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2006, as a percentage of each Fund's average daily net assets, were 0.43% for Loomis Sayles Core Plus Bond Fund/1/, 0.60% for Loomis Sayles High Income Fund, 0.40% for Loomis Sayles Investment Grade Bond Fund, 0.50% for Loomis Sayles Limited Term Government and Agency Fund, 0.51% for Loomis Sayles Massachusetts Tax Free Income Fund (after waiver)/2/, 0.50% for Loomis Sayles Municipal Income Fund and 0.59% for Loomis Sayles Strategic Income Fund.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2006.

/1/The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.214% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.214% payable to Natixis Advisors, as advisory administrator to the Fund.

/2/The advisory fee (after waiver) for the Loomis Sayles Massachusetts Tax Free Income Fund consists of a fee of 0.256% payable to Loomis Sayles, as investment adviser to the Fund, and an advisory administration fee of 0.256% payable to Natixis Advisors, as advisory administrator to the Fund.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

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Management Team
Meet the Funds' Investment Adviser (continued)


 Securities Lending


Each Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors (an affiliate of Loomis Sayles), or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Hansberger Global Investors, Inc. ("Hansberger"), Harris Associates L.P., Vaughan Nelson Investment Management and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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Management Team
Meet the Funds' Portfolio Managers

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate Portfolio Managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision makers. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan

Matthew J. Eagan has served as co-portfolio manager of the Loomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006 and Loomis Sayles Strategic Income Fund since February 2007. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 17 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund since its inception in December 1996.
Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 48 years of investment experience.

Kathleen C. Gaffney

Kathleen C. Gaffney has been assisting Daniel Fuss as a portfolio manager of the Loomis Sayles Strategic Income Fund since April 1996, has served as co-portfolio manager of the Loomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 22 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 23 years of investment experience.

Steven J. Kaseta

Steven J. Kaseta has served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1994. He received an A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 24 years of investment experience.

Peter W. Palfrey

Peter W. Palfrey has served as co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 23 years of investment experience.

Richard G. Raczkowski

Richard G. Raczkowski has served as a co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund).
Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 22 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 14 years of investment experience.

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Management Team
Meet the Funds' Portfolio Managers (continued)


Elaine M. Stokes

Elaine M. Stokes has served as associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006, the Loomis Sayles High Income Fund since February 2007, and Loomis Sayles Strategic Income Fund since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 19 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund since January 2002. Ms. Strom, Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles, began her investment career in 1988. Following a five-year period with Nuveen Investments where she was Assistant Vice President and Fixed-Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001.
Ms. Strom received a B.S. from Boston University and has over 18 years of investment management experience.

Please see the Funds' SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.


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Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Class A and Class C shares to the public, except Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund which only offer Class A shares. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class B Shares

.. No new accounts may be opened in Class B shares, and no additional investments into Class B shares may be made after October 12, 2007.

.. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.


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Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                      All Funds Except Limited Term
                        Government and Agency Fund
                        and Massachusetts Tax Free
                               Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%


                         Class A Sales Charges**

                       Limited Term Government and
                               Agency Fund

                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        3.00%           3.09%
$  100,000 - $249,999     2.50%           2.56%
$  250,000 - $499,999     2.00%           2.04%
$  500,000 - $999,999     1.25%           1.27%
$1,000,000 or more*       0.00%           0.00%

                         Class A Sales Charges**
                          Massachusetts Tax Free
                               Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         4.25%           4.44%
$   50,000 - $ 99,000     4.00%           4.17%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable

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34
  sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees, former trustees and other individuals who are affiliated with any Natixis Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
.. Investments of $5 million or more in Limited Term Government and Agency Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and
.. Investments of $25,000 or more in Natixis Funds (including the Money Market
  Fund) by clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund).

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.


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Fund Services
How Sales Charges Are Calculated (continued)

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of the anniversary date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market Fund). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the anniversary date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market
Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
.. applies to redemptions made through the anniversary date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.


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Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum            Minimum
Type of Account                                                     Initial Purchase Subsequent Purchase
Any account other than those listed below                                $2,500             $100
For shareholders participating in Natixis Funds' Investment Builder
   Program                                                               $1,000             $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the Natixis Funds' prototype document                     $1,000             $100
Coverdell Education Savings Accounts                                       $500             $100
For SIMPLE IRA** and 403(b)(7) plans using Natixis Funds'
   prototype document                                                        $0               $0

* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available replacing Salary Reduction Simplified Employee Pension ("SARSEP") plans. SARSEP plans established prior to January 1, 1997, are subject to the same minimums as SIMPLE IRAs. Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts using the Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

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Fund Services
It's Easy to Open an Account (continued)

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     Natixis Funds Personal Access Line(R)

                             800-225-5478, press 1

                             Natixis Funds Web Site

                             www.funds.natixis.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions."          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer or Natixis       . Call your investment dealer or Natixis
                       Funds at 800-225-5478 or visit                 Funds at 800-225-5478 or visit
 [GRAPHIC]             www.funds.natixis.com to 1) obtain a           www.funds.natixis.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.funds.natixis.com to add shares
                       available.                                     to your account by wire. Instruct your
 [GRAPHIC]                                                            bank to transfer funds to State Street Bank
                                                                      & Trust Company, ABA #011000028, and
                                                                      DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service
                                                                      Options Form. A medallion signature
                                                                      guarantee may be required to add this
                                                                      privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Buying Shares (continued)

                                  Opening an Account                            Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call Natixis Funds at 800-
 [GRAPHIC]             this feature by selecting it on your          225-5478 or visit www.funds.natixis.com
                       application.                                  for a Service Options Form. A medallion
                     . Ask your bank or credit union whether it is   signature guarantee may be required to add
                       a member of the ACH system.                   this privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas
                       City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.
 [GRAPHIC]           . Call Natixis Funds or visit www.funds.natixis.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478, visit www.funds.natixis.com or indicate in your redemption
 [GRAPHIC]             request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an ACH redemption. Proceeds (less any applicable CDSC and/or redemption fee) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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                                    [GRAPHIC]



Fund Services
Selling Shares (continued)

 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call Natixis Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.


 By Check (for Class A shares of Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund only)
                     . Select the checkwriting option on your application and complete the signature card.
                     . To add this privilege to an existing account, call Natixis Funds at 800-225-5478 or visit
 [GRAPHIC]             www.funds.natixis.com for a Service Options Form.
                     . Each check must be written for $500 or more.
                     . You may not close your account by withdrawal check. Please call your financial representative or
                       Natixis Funds to close an account.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record or bank account information has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

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                                    [GRAPHIC]



Fund Services
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis Advisor or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC for Class B and Class C Shares and conversion into class A shares if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap free platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               Each Fund may suspend    . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               Each Fund reserves the   . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               Each Fund may pay the    . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

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44

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
  Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.



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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed-income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Fund after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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                                    [GRAPHIC]



Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund declare and pay dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund declare dividends for each class daily and pays them monthly. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below, provided holding period and other requirements are met at both the shareholder and Fund level. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have generally been temporarily reduced to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

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                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


The Massachusetts Tax Free Income Fund and the Municipal Income Fund also intend to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax, but may be subject to state and local taxes. In addition, an investment in the Massachusetts Tax Free Income Fund or the Municipal Income Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In the case of Massachusetts Tax Free Income Fund, distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Massachusetts Tax Free Income Fund and Municipal Income Fund may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes. If you receive social security or railroad benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Massachusetts Tax Free Income Fund or the Municipal Income Fund may have on the federal taxation of your benefits.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because certain of the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. Capital gain dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding as discussed below. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds, except the Investment Grade Bond Fund, do not intend to make such designations. The Investment Grade Bond Fund intends to make such designations.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

--------------------------------------------------------------------------------
48

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Special tax considerations for Massachusetts Tax Free Income Fund
Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to individual shareholders.

The Massachusetts personal income tax statute taxes gains from the sale or exchange of capital assets held for more than one year at a rate of 5.3%. Shareholders should consult their tax advisors with respect to the Massachusetts personal income tax treatment of capital gain distributions from the Fund.

Special tax considerations for Municipal Income Fund
The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers and the financial institutions (collectively, "dealers") that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers that sell Fund shares.

The payments described in this section, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund's inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers. Please also contact your dealer for details about payments it may receive.

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                                                                             49

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs**, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is Natixis Funds automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of an Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site
Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.
**Effective October 1, 2006, Natixis Fund no longer offers SIMPLE IRAs. SIMPLE
  IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

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                                                                             51

                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in each Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                        Income (loss) from investment operations:     Less distributions:
                        ----------------------------------------  ---------------------------

              Net asset
               value,                                               Dividends
              beginning    Net        Net realized    Total from       from
                 of     investment   and unrealized   investment  net investment     Total     Redemption
               period     income      gain (loss)     operations      income     distributions    fee
              --------- ----------   --------------   ----------  -------------- ------------- ----------

CORE PLUS BOND FUND
Class A
9/30/2006      $11.41     $0.50(c)       $(0.07)        $ 0.43        $(0.61)       $(0.61)      $0.00(g)
9/30/2005       11.69      0.46(c)        (0.18)          0.28         (0.56)        (0.56)       0.00(g)
9/30/2004       11.63      0.47(c)         0.13           0.60         (0.54)        (0.54)       0.00(g)
9/30/2003(f)    11.28      0.37(c)         0.34           0.71         (0.36)        (0.36)         --
12/31/2002      11.59      0.63(c)        (0.32)          0.31         (0.62)        (0.62)         --
12/31/2001(d)   11.52      0.73            0.10           0.83         (0.76)        (0.76)         --
Class B
9/30/2006       11.41      0.41(c)        (0.05)          0.36         (0.53)        (0.53)       0.00(g)
9/30/2005       11.70      0.37(c)        (0.18)          0.19         (0.48)        (0.48)       0.00(g)
9/30/2004       11.62      0.38(c)         0.14           0.52         (0.44)        (0.44)       0.00(g)
9/30/2003(f)    11.28      0.30(c)         0.34           0.64         (0.30)        (0.30)         --
12/31/2002      11.59      0.55(c)        (0.32)          0.23         (0.54)        (0.54)         --
12/31/2001(d)   11.51      0.64            0.10           0.74         (0.66)        (0.66)         --
Class C
9/30/2006       11.42      0.41(c)        (0.05)          0.36         (0.53)        (0.53)       0.00(g)
9/30/2005       11.71      0.37(c)        (0.18)          0.19         (0.48)        (0.48)       0.00(g)
9/30/2004       11.63      0.38(c)         0.14           0.52         (0.44)        (0.44)       0.00(g)
9/30/2003(f)    11.29      0.30(c)         0.34           0.64         (0.30)        (0.30)         --
12/31/2002      11.60      0.55(c)        (0.32)          0.23         (0.54)        (0.54)         --
12/31/2001(d)   11.52      0.65            0.09           0.74         (0.66)        (0.66)         --

HIGH INCOME FUND*
Class A
9/30/2006      $ 4.98     $0.34(c)       $ 0.11         $ 0.45        $(0.34)       $(0.34)      $0.00(g)
9/30/2005        4.82      0.33(c)         0.16           0.49         (0.33)        (0.33)       0.00(g)
9/30/2004        4.65      0.33(c)         0.17           0.50         (0.33)        (0.33)       0.00(g)
9/30/2003(f)     4.12      0.25(c)         0.53           0.78         (0.25)        (0.25)         --
12/31/2002       4.94      0.39(c)        (0.82)         (0.43)        (0.39)        (0.39)         --
12/31/2001(d)    6.21      0.66           (1.25)         (0.59)        (0.68)        (0.68)         --
Class B
9/30/2006        4.98      0.30(c)         0.12           0.42         (0.30)        (0.30)       0.00(g)
9/30/2005        4.83      0.29(c)         0.15           0.44         (0.29)        (0.29)       0.00(g)
9/30/2004        4.65      0.30(c)         0.18           0.48         (0.30)        (0.30)       0.00(g)
9/30/2003(f)     4.12      0.23(c)         0.53           0.76         (0.23)        (0.23)         --
12/31/2002       4.95      0.36(c)        (0.83)         (0.47)        (0.36)        (0.36)         --
12/31/2001(d)    6.22      0.62           (1.26)         (0.64)        (0.63)        (0.63)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $0.01 for Class A, $0.02 for Class B, and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For High Income Fund, the effect of this change was to decrease net investment income per share by $0.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B.
(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.

--------------------------------------------------------------------------------
52


                                   Ratios to average net assets:
                                 ----------------------------------

  Net asset          Net assets,
   value,    Total     end of     Gross      Net     Net investment Portfolio
   end of    return    period    Expenses  Expenses      income     turnover
   period    (%)(a)    (000's)    (%)(b)    (%)(b)       (%)(b)     rate (%)
  --------- ------   ----------- --------  --------  -------------- ---------

   $11.23     4.0(h)  $ 91,464     1.08(e)   1.05(i)      4.46          91
    11.41     2.4(h)   105,111     1.18(e)   1.13(i)      3.93          64
    11.69     5.3(h)   120,009     1.22(e)   1.19(i)      4.05          69
    11.63     6.4      133,887     1.28       N/A         4.31          61
    11.28     2.8      147,647     1.18       N/A         5.65          65
    11.59     7.2      173,836     1.09       N/A         6.26          84
    11.24     3.3(h)   109,782     1.83(e)   1.80(i)      3.72          91
    11.41     1.6(h)   132,221     1.93(e)   1.88(i)      3.18          64
    11.70     4.6(h)   148,556     1.97(e)   1.94(i)      3.29          69
    11.62     5.8      161,317     2.03       N/A         3.55          61
    11.28     2.1      141,188     1.93       N/A         4.90          65
    11.59     6.5      127,520     1.84       N/A         5.49          84
    11.25     3.3(h)     6,983     1.82(e)   1.80(i)      3.63          91
    11.42     1.6(h)     6,065     1.93(e)   1.88(i)      3.17          64
    11.71     4.6(h)     6,162     1.98(e)   1.94(i)      3.30          69
    11.63     5.8        7,612     2.03       N/A         3.55          61
    11.29     2.1        9,024     1.93       N/A         4.90          65
    11.60     6.5       11,470     1.84       N/A         5.52          84

   $ 5.09     9.4(h)  $ 29,069     1.48(e)   1.31(i)      6.70          41
     4.98    10.3(h)    25,817     1.72(e)   1.58(i)      6.60          42
     4.82    11.1       24,641     1.65       N/A         6.97          51
     4.65    19.5       23,809     1.71       N/A         7.62          41
     4.12    (8.9)      22,454     1.58       N/A         8.85         114
     4.94   (10.7)      33,471     1.47       N/A        11.31          65
     5.10     8.8(h)     7,283     2.25(e)   2.08(i)      6.00          41
     4.98     9.3(h)    12,034     2.47(e)   2.33(i)      5.85          42
     4.83    10.5       17,967     2.40       N/A         6.22          51
     4.65    18.8       23,405     2.46       N/A         6.89          41
     4.12    (9.7)      23,031     2.33       N/A         8.10         114
     4.95   (11.3)      34,713     2.22       N/A        10.56          65

(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             53

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                             Income (loss) from investment operations:                  Less distributions:
                             ----------------------------------------  --------------------------------------------------

                   Net asset
                    value,                                               Dividends    Distributions
                   beginning    Net        Net realized    Total from       from        from net
                      of     investment   and unrealized   investment  net investment   realized        Total     Redemption
                    period     income      gain (loss)     operations      income     capital gains distributions    fee
                   --------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

HIGH INCOME FUND*
Class C
9/30/2006           $ 4.98     $0.30(c)       $ 0.11         $ 0.41        $(0.30)       $   --        $(0.30)      $0.00(f)
9/30/2005             4.83      0.29(c)         0.15           0.44         (0.29)           --         (0.29)       0.00(f)
9/30/2004             4.65      0.30(c)         0.18           0.48         (0.30)           --         (0.30)       0.00(f)
9/30/2003(e)          4.12      0.23(c)         0.53           0.76         (0.23)           --         (0.23)         --
12/31/2002            4.94      0.36(c)        (0.82)         (0.46)        (0.36)           --         (0.36)         --
12/31/2001(d)         6.22      0.61           (1.26)         (0.65)        (0.63)           --         (0.63)         --

INVESTMENT GRADE BOND FUND
Class A
  9/30/2006         $11.71     $0.51(c)       $ 0.10         $ 0.61        $(0.75)       $(0.22)       $(0.97)      $  --
  9/30/2005          11.84      0.49(c)         0.29           0.78         (0.74)        (0.17)        (0.91)         --
  9/30/2004          11.54      0.52(c)         0.45           0.97         (0.60)        (0.07)        (0.67)         --
  9/30/2003          10.23      0.58(c)         1.46           2.04         (0.59)        (0.14)        (0.73)         --
  9/30/2002(m)(l)    10.18      0.39(c)         0.04           0.43         (0.38)           --         (0.38)         --
Class B
  9/30/2006          11.67      0.42(c)         0.10           0.52         (0.66)        (0.22)        (0.88)         --
  9/30/2005          11.82      0.41(c)         0.27           0.68         (0.66)        (0.17)        (0.83)         --
  9/30/2004          11.53      0.43(c)         0.45           0.88         (0.52)        (0.07)        (0.59)         --
  9/30/2003(k)       11.21      0.02(c)         0.30           0.32            --            --            --          --
Class C
  9/30/2006          11.66      0.42(c)         0.11           0.53         (0.67)        (0.22)        (0.89)         --
  9/30/2005          11.81      0.40(c)         0.28           0.68         (0.66)        (0.17)        (0.83)         --
  9/30/2004          11.53      0.43(c)         0.45           0.88         (0.53)        (0.07)        (0.60)         --
  9/30/2003(k)       11.21      0.02(c)         0.30           0.32            --            --            --          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease the net investment income per share by $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class C.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.
(g)Includes expense recapture of 0.06%, and 0.09% for Class A and Class C, respectively.

--------------------------------------------------------------------------------
54


                                    Ratios to average net assets:
                                 -----------------------------------

 Net asset           Net assets,
  value,    Total      end of     Gross        Net    Net investment Portfolio
  end of    return     period    Expenses   Expenses      income     turnover
  period    (%)(i)     (000's)    (%)(b)    (%)(b)(j)     (%)(b)     rate (%)
 --------- ------    ----------- --------   --------- -------------- ---------

  $ 5.09     8.6(a)   $  3,457      2.23(h)   2.07         5.96          41
    4.98     9.3(a)      3,554      2.47(h)   2.33         5.82          42
    4.83    10.5(a)      2,608      2.40       N/A         6.22          51
    4.65    18.8(a)      2,858      2.46       N/A         6.89          41
    4.12    (9.5)(a)     2,605      2.33       N/A         8.10         114
    4.94   (11.5)(a)     4,153      2.22       N/A        10.54          65

  $11.35     5.6(a)   $152,054      0.92(g)   0.92(g)      4.59          35
   11.71     6.8(a)     39,168      1.14      0.95         4.21          28
   11.84     8.8(a)      9,506      1.67      0.93         4.52          29
   11.54    20.6(a)      1,128      4.67      0.80         5.21          34
   10.23     4.3            11    191.59      0.80         5.85          39
   11.31     4.8(a)      5,525      1.89      1.70         3.75          35
   11.67     5.9(a)      3,443      2.18      1.70         3.47          28
   11.82     7.9(a)      1,797      2.42      1.70         3.77          29
   11.53     2.9(a)        160      7.81      1.70         5.83          34
   11.30     4.9(a)     82,863      1.70(g)   1.70(g)      3.79          35
   11.66     5.9(a)     27,992      1.97      1.70         3.45          28
   11.81     7.9(a)      9,191      2.42      1.70         3.74          29
   11.53     2.9(a)          3      7.81      1.70         4.35          34

(h)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(i)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses, if applicable. Periods less than one year are not annualized.
(j)The adviser has agreed to reimburse/waive a portion of the Fund's expenses during the period. Without this reimbursement/waiver, if any, the Fund's ratio of operating expenses would have been higher.
(k)From commencement of class operations on September 12, 2003 through September 30, 2003.
(l)From commencement of class operations on January 31, 2002 through September 30, 2002.
(m)As required effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A decreased from 5.88% to 5.85% on an annualized basis.
* The financial information prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC Natixis Asset Management Advisors, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             55

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                            Income (loss) from investment operations:     Less distributions:
                            ----------------------------------------- ---------------------------

                 Net asset
                  value,                                                Dividends
                 beginning     Net        Net realized    Total from       from
                    of      investment   and unrealized   investment  net investment     Total     Redemption
                  period      income      gain (loss)     operations      income     distributions    fee
                 ---------  ----------   --------------   ----------  -------------- ------------- ----------

LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class A
9/30/2006         $11.09      $0.39(c)       $(0.05)        $0.34         $(0.43)       $(0.43)       $--
9/30/2005          11.30       0.28(c)        (0.16)         0.12          (0.33)        (0.33)        --
9/30/2004          11.51       0.30(c)        (0.09)         0.21          (0.42)        (0.42)        --
9/30/2003(e)       11.73       0.21(c)        (0.07)         0.14          (0.36)        (0.36)        --
12/31/2002         11.36       0.42(c)         0.49          0.91          (0.54)        (0.54)        --
12/31/2001(d)      11.16       0.51            0.25          0.76          (0.56)        (0.56)        --
Class B
9/30/2006          11.07       0.31(c)        (0.05)         0.26          (0.35)        (0.35)        --
9/30/2005          11.28       0.20(c)        (0.17)         0.03          (0.24)        (0.24)        --
9/30/2004          11.49       0.22(c)        (0.09)         0.13          (0.34)        (0.34)        --
9/30/2003(e)       11.71       0.15(c)        (0.06)         0.09          (0.31)        (0.31)        --
12/31/2002         11.34       0.35(c)         0.48          0.83          (0.46)        (0.46)        --
12/31/2001(d)      11.14       0.44            0.24          0.68          (0.48)        (0.48)        --
Class C
9/30/2006          11.08       0.31(c)        (0.05)         0.26          (0.35)        (0.35)        --
9/30/2005          11.30       0.20(c)        (0.18)         0.02          (0.24)        (0.24)        --
9/30/2004          11.50       0.22(c)        (0.08)         0.14          (0.34)        (0.34)        --
9/30/2003(e)       11.72       0.15(c)        (0.06)         0.09          (0.31)        (0.31)        --
12/31/2002         11.35       0.35(c)         0.48          0.83          (0.46)        (0.46)        --
12/31/2001(d)      11.15       0.44            0.24          0.68          (0.48)        (0.48)        --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term Government and Agency Fund was to decrease net investment income per share by $0.04 for Class A, B, and C, and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, and 4.25% to 3.89% for Class C.
(e)For the nine months ended September 30, 2003.

--------------------------------------------------------------------------------
56


                                   Ratios to average net assets:
                                 ----------------------------------

   Net asset         Net assets,
    value,   Total     end of     Gross      Net     Net investment Portfolio
    end of   return    period    Expenses  Expenses      income     turnover
    period   (%)(a)    (000's)    (%)(b)    (%)(b)       (%)(b)     rate (%)
   --------- ------  ----------- --------  --------  -------------- ---------

    $11.00    3.2(f)  $114,180     1.09(g)   1.04(h)      3.57          50
     11.09    1.1      141,417     1.24       N/A         2.50          93
     11.30    1.9      106,701     1.32       N/A         2.60          80
     11.51    1.2      117,225     1.37       N/A         2.41          53
     11.73    8.2      106,013     1.35       N/A         3.66          88
     11.36    6.9      109,189     1.42       N/A         4.52         275
     10.98    2.4(f)     9,952     1.84(g)   1.79(h)      2.79          50
     11.07    0.3       15,114     1.99       N/A         1.75          93
     11.28    1.2       10,107     2.00       N/A         1.95          80
     11.49    0.7       14,637     2.02       N/A         1.77          53
     11.71    7.5       16,263     2.00       N/A         3.01          88
     11.34    6.2       14,317     2.07       N/A         3.85         275
     10.99    2.5(f)     4,230     1.84(g)   1.79(h)      2.81          50
     11.08    0.2        5,715     1.99       N/A         1.75          93
     11.30    1.3        6,949     2.00       N/A         1.94          80
     11.50    0.7        8,704     2.02       N/A         1.77          53
     11.72    7.5        8,079     2.00       N/A         3.01          88
     11.35    6.2        5,851     2.07       N/A         3.89         275

(f)Had certain expenses not been reduced during the period, total return would have been lower.
(g)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(h)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B and Class C shares which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisors, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
                                                                             57

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                        Income (loss) from investment operations:     Less distributions:
                        ----------------------------------------- ---------------------------

              Net asset
               value,                                               Dividends
              beginning    Net        Net realized    Total from       from                    Net asset
                 of     investment   and unrealized   investment  net investment     Total     value, end
               period     income      gain (loss)     operations      income     distributions of period
              --------- ----------   --------------   ----------  -------------- ------------- ----------

MASSACHUSETTS TAX FREE INCOME FUND
Class A
9/30/2006      $16.62     $0.64          $ 0.05         $0.69         $(0.64)       $(0.64)      $16.67
9/30/2005       16.58      0.60            0.04          0.64          (0.60)        (0.60)       16.62
9/30/2004       16.41      0.61            0.17          0.78          (0.61)        (0.61)       16.58
9/30/2003(f)    16.40      0.49            0.01          0.50          (0.49)        (0.49)       16.41
12/31/2002      15.82      0.67            0.59          1.26          (0.68)        (0.68)       16.40
12/31/2001(d)   16.06      0.75           (0.24)         0.51          (0.75)        (0.75)       15.82
Class B
9/30/2006       16.58      0.51            0.06          0.57          (0.51)        (0.51)       16.64
9/30/2005       16.54      0.46            0.05          0.51          (0.47)        (0.47)       16.58
9/30/2004       16.37      0.49            0.18          0.67          (0.50)        (0.50)       16.54
9/30/2003(f)    16.36      0.41            0.01          0.42          (0.41)        (0.41)       16.37
12/31/2002      15.78      0.57            0.58          1.15          (0.57)        (0.57)       16.36
12/31/2001(d)   16.03      0.64           (0.24)         0.40          (0.65)        (0.65)       15.78

MUNICIPAL INCOME FUND
Class A
9/30/2006      $ 7.48     $0.28          $ 0.07         $0.35         $(0.28)       $(0.28)      $ 7.55
9/30/2005        7.47      0.28            0.01          0.29          (0.28)        (0.28)        7.48
9/30/2004        7.41      0.29            0.06          0.35          (0.29)        (0.29)        7.47
9/30/2003(f)     7.43      0.23           (0.02)         0.21          (0.23)        (0.23)        7.41
12/31/2002       7.25      0.34            0.18          0.52          (0.34)        (0.34)        7.43
12/31/2001(d)    7.39      0.36           (0.14)         0.22          (0.36)        (0.36)        7.25
Class B
9/30/2006        7.49      0.23            0.07          0.30          (0.23)        (0.23)        7.56
9/30/2005        7.48      0.22            0.01          0.23          (0.22)        (0.22)        7.49
9/30/2004        7.41      0.24            0.07          0.31          (0.24)        (0.24)        7.48
9/30/2003(f)     7.44      0.19           (0.03)         0.16          (0.19)        (0.19)        7.41
12/31/2002       7.25      0.29            0.19          0.48          (0.29)        (0.29)        7.44
12/31/2001(d)    7.39      0.31           (0.14)         0.17          (0.31)        (0.31)        7.25

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares.

--------------------------------------------------------------------------------
58


                              Ratios to average net assets:
                          -------------------------------------

              Net assets,
      Total     end of      Gross        Net     Net investment Portfolio
      return    period     Expenses    Expenses      income     turnover
      (%)(a)    (000's)     (%)(b)      (%)(b)       (%)(b)     rate (%)
      ------  ----------- --------     --------  -------------- ---------

       4.2(e)  $ 72,479     1.14(c)(h)   1.02(g)      3.86          8
       3.9(e)    77,018     1.22(c)      1.22(g)      3.59          5
       4.9       81,427     1.33          N/A         3.74         21
       3.1       86,368     1.38          N/A         3.99          9
       8.1       92,053     1.34          N/A         4.19         33
       3.2(e)    89,376     1.35(c)      1.33(g)      4.67         60
       3.5(e)     2,345     1.89(c)(h)   1.77(g)      3.10          8
       3.1(e)     3,207     1.97(c)      1.97(g)      2.84          5
       4.2        4,435     2.00          N/A         3.08         21
       2.6        6,185     2.03          N/A         3.34          9
       7.4        6,742     1.99          N/A         3.54         33
       2.5(e)     8,313     2.00(c)      1.98(g)      4.03         60

       4.8(e)  $ 93,448     0.99(c)      0.97(g)      3.83         14
       3.9      102,255     1.07          N/A         3.65         29
       4.9      111,801     1.11          N/A         4.00         35
       2.9      126,906     1.10          N/A         4.14         42
       7.3      133,005     1.06          N/A         4.67         33
       3.0      137,852     1.07          N/A         4.89         80
       4.0(e)     5,188     1.75(c)      1.72(g)      3.07         14
       3.1        7,610     1.82          N/A         2.90         29
       4.2        9,087     1.86          N/A         3.25         35
       2.2       10,884     1.85          N/A         3.39         42
       6.7       12,326     1.81          N/A         3.92         33
       2.2       14,549     1.82          N/A         4.14         80

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.
(g)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
(h)Includes expense recapture of less than 0.01%.

--------------------------------------------------------------------------------
                                                                             59

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                        Income (loss) from investment operations:     Less distributions:
                        ----------------------------------------  ---------------------------

              Net asset
               value,                                               Dividends
              beginning    Net        Net realized    Total from       from
                 of     investment   and unrealized   investment  net investment     Total     Redemption
               period   income(c)     gain (loss)     operations      income     distributions    fee
              --------- ----------   --------------   ----------  -------------- ------------- ----------

STRATEGIC INCOME FUND*
Class A
9/30/2006      $14.17     $0.71          $ 0.53         $ 1.24        $(0.81)       $(0.81)      $0.00(g)
9/30/2005       13.57      0.66            0.70           1.36         (0.76)        (0.76)       0.00(g)
9/30/2004       12.57      0.75            1.11           1.86         (0.86)        (0.86)       0.00(g)
9/30/2003(d)    10.72      0.57            1.93           2.50         (0.65)        (0.65)         --
12/31/2002       9.88      0.75            0.72           1.47         (0.63)        (0.63)         --
12/31/2001(f)   10.80      0.91           (0.92)         (0.01)        (0.91)        (0.91)         --
Class B
9/30/2006       14.22      0.61            0.52           1.13         (0.69)        (0.69)       0.00(g)
9/30/2005       13.60      0.56            0.71           1.27         (0.65)        (0.65)       0.00(g)
9/30/2004       12.59      0.65            1.10           1.75         (0.74)        (0.74)       0.00(g)
9/30/2003(d)    10.71      0.51            1.92           2.43         (0.55)        (0.55)         --
12/31/2002       9.88      0.67            0.73           1.40         (0.57)        (0.57)         --
12/31/2001(f)   10.79      0.83           (0.90)         (0.07)        (0.84)        (0.84)         --
Class C
9/30/2006       14.22      0.61            0.51           1.12         (0.69)        (0.69)       0.00(g)
9/30/2005       13.60      0.55            0.72           1.27         (0.65)        (0.65)       0.00(g)
9/30/2004       12.58      0.64            1.11           1.75         (0.73)        (0.73)       0.00(g)
9/30/2003(d)    10.70      0.50            1.93           2.43         (0.55)        (0.55)         --
12/31/2002       9.87      0.67            0.73           1.40         (0.57)        (0.57)         --
12/31/2001(f)   10.78      0.83           (0.91)         (0.08)        (0.83)        (0.83)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C.

--------------------------------------------------------------------------------
60


                                             Ratios to average net assets:
                                             ----------------------------

    Net asset          Net assets,                             Net
     value,   Total      end of     Gross      Net          investment     Portfolio
     end of   return     period    Expenses  Expenses         income       turnover
     period   (%)(a)     (000's)    (%)(b)    (%)(b)          (%)(b)       rate (%)
    --------- ------   ----------- --------  --------       ----------     ---------

     $14.60     9.0    $2,782,887    1.05       N/A            5.01           21
      14.17    10.2       977,198    1.18       N/A            4.71           14
      13.57    15.2       343,586    1.23       N/A            5.66           28
      12.57    23.7(e)    140,576    1.31(h)   1.28(i)         6.49           27
      10.72    15.5        92,303    1.33       N/A            7.38           30
       9.88    (0.1)       94,156    1.31       N/A            8.77           10
      14.66     8.2       179,927    1.79       N/A            4.26           21
      14.22     9.5       144,081    1.93       N/A            3.98           14
      13.60    14.3       128,714    1.98       N/A            4.91           28
      12.59    23.0(e)    118,217    2.06(h)   2.03(i)         5.73           27
      10.71    14.6        98,501    2.08       N/A            6.63           30
       9.88    (0.8)      102,159    2.06       N/A            8.02           10
      14.65     8.1     1,812,278    1.79       N/A            4.24           21
      14.22     9.5       765,200    1.93       N/A            3.93           14
      13.60    14.3       255,705    1.98       N/A            4.87           28
      12.58    23.0(e)     66,394    2.06(h)   2.03(i)         5.73           27
      10.70    14.7        27,727    2.08       N/A            6.63           30
       9.87    (0.8)       28,925    2.06       N/A            8.02           10

(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC Natixis Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
                                                                             61

Glossary of Terms

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment-grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium" or "small" capitalization company for any particular Fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Structured Notes -- Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

--------------------------------------------------------------------------------
62

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
 The Funds' annual and semiannual reports and SAIs are available on the Funds'
                                  website at:
                             www.funds.natixis.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC
                              at 1-202-942-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about

                  (Investment Company Act File No. 811-04323)

                  (Investment Company Act File No. 811-00242)

                  (Investment Company Act File No. 811-06241)

  securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P.
                          and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds and Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                   XB51-0907

                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 17

More About Risk.......... Page 19

Management Team.......... Page 21

Fund Services............ Page 25

Financial Performance.... Page 36

  Natixis Income Funds -  Class Y Shares
  [LOGO] LOOMIS SAYLES & COMPANY, L.P.
Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund
                                                                     Prospectus
                                                               February 1, 2007
                                                   (as revised October 8, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478

Table of Contents

Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund..................... 2
Loomis Sayles High Income Fund........................ 5
Loomis Sayles Investment Grade Bond Fund.............. 8
Loomis Sayles Limited Term Government and Agency Fund 11
Loomis Sayles Strategic Income Fund.................. 14
Fund Fees & Expenses
Fund Fees & Expenses................................. 17
More About Risk
More About Risk...................................... 19
Management Team
Meet the Funds' Investment Adviser................... 21
Meet the Funds' Portfolio Managers................... 23
Fund Services
It's Easy to Open an Account......................... 25
Buying Shares........................................ 26
Selling Shares....................................... 27
Selling Shares in Writing............................ 28
Exchanging Shares.................................... 28
Restrictions on Buying, Selling and Exchanging Shares 29
How Fund Shares Are Priced........................... 32
Dividends and Distributions.......................... 33
Tax Consequences..................................... 34
Compensation to Securities Dealers................... 35
Financial Performance
Financial Performance................................ 36
Glossary of Terms
Glossary of Terms.................................... 44

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

    Please see the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NERYX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (also known as "junk bonds"), or if unrated, of comparable quality as determined by Loomis Sayles.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data such as:
..  Fixed charge coverage
..  The relationship between cash flows and debt service obligations
..  The experience and perceived strength of management
..  Price responsiveness of the security to interest rate changes
..  Earnings prospects
..  Debt as a percentage of assets
..  Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are generally diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities and structured notes.
.. Invest in foreign securities, including those in emerging markets, and related currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated

--------------------------------------------------------------------------------
2
monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which may include options, futures, swap contracts and other transactions) may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities' markets values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Fixed-Income securities risk: Fixed-Income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related securities risk: In addition to the risks associated with fixed-income securities generally, mortgage-related securities are subject to the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of the securities that were purchased at a premium. A dollar roll involves potential risks of loss in addition to those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             3

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all the periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.

                                    [CHART]

(total return)

 1997   1998     1999    2000   2001    2002     2003    2004    2005    2006
 ----   ----     ----    ----   ----    ----     ----    ----    ----    ----  (up triangle) Highest Quarterly Return:
11.40%  8.26%   -0.01%  7.60%   7.80%   3.45%   9.03%    5.35%   1.35%   5.64%  Third Quarter 1997, up 4.34%
                                                                               (down triangle) Lowest Quarterly Return:
                                                                               Second Quarter 2004, down 2.76%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 0.90%.

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. The returns are also compared to the Lehman U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and Lehman U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns
(for the periods ended December 31, 2006)                   Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Core Plus Bond Fund
Class Y - Return Before Taxes                                  5.64%       4.93%         5.93%
   Return After Taxes on Distributions*                        3.86%       2.95%         3.43%
Return After Taxes on Distributions & Sales of Fund Shares*    3.63%       3.02%         3.51%
Lehman Aggregate Bond Index**                                  4.33%       5.06%         6.24%
Lehman U.S. Credit Index**                                     4.26%       5.90%         6.56%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan Kathleen C. Gaffney and
          Elaine M. Stokes
Category: Corporate Income

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, (commonly known as "junk bonds").
Junk bonds are generally rated below investment grade quality. To be considered below investment grade quality, none of the major ratings agencies (such as Moody's, Standard & Poor's and Fitch) must have rated the securities in one of its top four rating categories or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign. fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The
Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
..  Issuer debt and debt maturity schedules
..  Earnings prospects
..  Responsiveness to changes in interest rates
..  Experience and perceived strength of management
..  Borrowing requirements and liquidation value
..  Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in structured notes, zero-coupon, pay-in-kind and Rule 144A securities. .. Invest in derivative securities, including futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
                                                                             5

 Principal Investment Risks


The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which may include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, generally higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for each of the last ten calendar years for Class A shares, which are not offered in this Prospectus.+ This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would differ only to the extent that the classes do not have the same expenses. The Class Y returns may be greater than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

                                    [CHART]

(total return)+
                                                                                 (up triangle) Highest Quarterly Return:
 1997    1998   1999     2000    2001     2002     2003    2004    2005    2006                Second
 ----    ----   ----     ----    ----     ----     ----    ----    ----    ----  Quarter 2003, up 9.95%
15.37%  -1.70%  4.00%  -16.09%  -10.65%  -8.86%   27.91%  10.35%   5.04%  13.86% (down triangle) Lowest Quarterly Return:
                                                                                 Fourth Quarter 2000, down 11.32%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 2.49%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
6

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods compare to those of the Lehman High Yield Composite Index, a market-weighted, unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles High Income Fund
Class A - Return Before Taxes                                      8.80%        8.01%        2.66%
   Return After Taxes on Distributions*                            6.09%        5.18%       -0.76%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.65%        5.08%        0.09%
Lehman High Yield Composite Index**                               11.85%       10.18%        6.59%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan, Daniel J. Fuss, Kathleen
          C. Gaffney, Steven Kaseta and Elaine M. Stokes
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               LSIIX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") Fitch Investor Services, Inc. ("Fitch"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed-income securities, it may invest up to 10% of its assets in lower quality fixed-income securities (also known as "junk bonds"). The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency transactions, repurchase agreements, swap transactions and securities lending. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in Rule 144A securities and structured notes.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the

--------------------------------------------------------------------------------
8

Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to securities' markets values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-Income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Non-U.S. shareholders risk: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.
Mortgage-related securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related securities are subject to the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss in addition to those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

For additional information, see the section "More About Risk."

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                                                                             9

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                    [CHART]

(total return)

 1997   1998   1999    2000    2001    2002    2003    2004    2005    2006  (up triangle) Highest Quarterly Return:
 ----   ----   ----    ----    ----    ----    ----    ----    ----    ----  Second Quarter 2003, up 9.23%
14.51%  3.31%  3.92%  11.13%   5.92%  10.84%  19.61%   9.91%   2.34%   8.07% (down triangle) Lowest Quarterly Return:
                                                                             Second Quarter 2004, down 3.90%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 3.09%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangement at the time of the conversion.

The table below shows how average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Lehman U.S. Government/Credit Index, an unmanaged index of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman U.S. Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Investment Grade Bond Fund
Class Y - Return Before Taxes                                      8.07%       10.01%        8.84%
   Return After Taxes on Distributions*                            5.87%        7.42%        6.08%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.20%        7.15%        5.93%
Lehman U.S. Government/Credit Index**                              3.78%        5.17%        6.26%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's expense cap arrangements at the time of the conversion.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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10

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government
and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class Y
               -------
               NELYX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:
..  Average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   Fitch Investor Services, Inc. ("Fitch"), or "Aaa" by Moody's Investors Service, Inc. ("Moody's").
..  Effective duration range of two to four years.
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund.
.. Loomis seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch or Baa or higher by Moody's).
.. Invest in zero-coupon bonds, Rule 144A securities and structured notes.
.. Invest in foreign bonds denominated in U.S. dollars and related foreign currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
.. Invest in asset-backed securities (if rated AAA by S&P or Fitch or Aaa by
  Moody's).
.. Invest in mortgage-related and asset-backed securities, including mortgage dollar rolls.
.. Invest in futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

--------------------------------------------------------------------------------
                                                                             11

 Principal Investment Risks


The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Agency securities risk: Agency securities are subject to security risk.
  Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the SAI for details.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities' markets values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risk are also associated with foreign securities. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related and Asset-backed Securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related and asset-backed securities are subject to prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information, see the section "More About Risk."

--------------------------------------------------------------------------------
12

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different had its current advisory arrangements and investment policies been in place for all periods.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+

                                    [CHART]

(total return)+

1997    1998    1999    2000   2001    2002    2003   2004    2005   2006
----    ----    ----    ----   ----    ----    ----   ----    ----   ----  (up triangle) Highest Quarterly Return:
7.53%   6.91%  -0.32%  8.82%   7.41%   8.62%  1.83%   2.13%   1.38%  4.11%  Third Quarter 1998, up 4.80%
                                                                           (down triangle) Lowest Quarterly Return:
                                                                           Second Quarter 2004, down 1.71%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 1.58%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods compare to those of the Lehman 1-5 Year Government Bond Index, a market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman 1-5 Year Government Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                      Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund
Class Y - Return Before Taxes                                     4.11%       3.58%         4.79%
   Return After Taxes on Distribution*                            2.53%       2.03%         2.76%
   Return After Taxes on Distribution & Sales of Fund Shares*     2.65%       2.14%         2.83%
Lehman 1-5 Year Government Bond Index**                           4.01%       3.35%         5.09%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of the index do not reflect a deduction for fees, expenses or taxes.

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                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan, Daniel J. Fuss, Kathleen
          C. Gaffney and Elaine M. Stokes
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NEZYX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency hedging transactions, and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions. Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  Discounted share price compared to economic value
..  Undervalued credit ratings with strong or improving credit profiles
..  Yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign bonds securities and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indices on

--------------------------------------------------------------------------------
14
  which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign. currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be reduced.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related securities risk: In addition to the risk associated with investments in fixed-income securities generally, mortgage-related securities are subject to the risk that securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information, see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations.+

                                    [CHART]

(total return)+

2000    2001    2002    2003    2004    2005     2006
----    ----    ----    ----    ----    ----    -----  (up triangle) Highest Quarterly Return:
1.04%   0.33%  15.85%  35.19%  13.22%   3.97%   12.19% Second Quarter 2003, up 12.55%
                                                       (down triangle) Lowest Quarterly Return:
                                                       Second Quarter 2004, down 3.88%

The Fund's Class Y shares total return year-to-date as of June 30, 2007 was 3.69%.

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             15

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indices, among other indices. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                         Since Class
Average Annual Total Returns+                                                             Inception
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years  (12/1/99)
Loomis Sayles Strategic Income Fund
Class Y - Return Before Taxes                                     12.19%       15.65%      11.43%
   Return After Taxes on Distributions*                           10.08%       13.06%       8.55%
   Return After Taxes on Distributions & Sales of Fund Shares*     7.90%       12.03%       8.04%
Lehman Aggregate Bond Index**                                      4.33%        5.06%       6.30%
Lehman U.S. Universal Bond Index**                                 4.97%        5.64%       6.60%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes. The returns of each index are calculated from December 1, 1999.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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16

                                    [GRAPHIC]



Fund Fees & Expenses


The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                           All Funds
                                                                            Class Y
Maximum sales charge (load) imposed on purchases                             None
Maximum deferred sales charge (load)                                         None
Redemption fees (Loomis Sayles Core Plus Bond Fund, Loomis Sayles
   High Income Fund and Loomis Sayles Strategic Income Fund only) 2% of redemption proceeds+*
Redemption fees (all other Funds in the Prospectus)                          None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees".
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                          Core Plus Bond Fund/1/  High Income Fund*
                                                                  Class Y              Class Y
Management fees                                                    0.43%                0.60%
Distribution and/or service (12b-1) fees                           0.00%                0.00%
Other expenses**                                                   0.37%                0.54%
Total Annual Fund Operating Expenses                               0.80%                1.14%
Fee Waiver and/or Expense Reimbursement                            0.05%+               0.00%
Net Expenses                                                       0.75%+               1.14%
                                         Investment Grade Limited Term Government     Strategic
                                           Bond Fund/2/     and Agency Fund/3/     Income Fund/4/
                                             Class Y              Class Y              Class Y
Management fees                               0.40%                0.50%                0.59%
Distribution and/or service (12b-1) fees      0.00%                0.00%                0.00%
Other expenses**                              0.23%                0.24%                0.19%
Total Annual Fund Operating Expenses          0.63%                0.74%                0.78%
Fee Waiver and/or Expense Reimbursement       0.08%                0.04%                0.00%
Net Expenses                                  0.55%                0.70%                0.78%

* Class Y shares of the Loomis Sayles High Income Fund were not outstanding during 2006. Expenses for Loomis Sayles High Income Fund have been estimated.
** Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1 Loomis Sayles and Natixis Asset Management Advisors, L.P. ("Natixis Advisors"), the Fund's advisory administrator have given a binding undertaking to the Loomis Sayles Core Plus Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.75% annually of the Fund's average daily net assets for Class Y. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis.
2  Loomis Sayles has given a binding undertaking to the Loomis Sayles
   Investment Grade Bond Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.55% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
3 Loomis Sayles has given a binding undertaking to the Loomis Sayles Limited Term Government and Agency Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 0.70% annually of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis

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                                                                             17

                                    [GRAPHIC]

4 Loomis Sayles has given a binding undertaking to the Loomis Sayles Strategic Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.00% annually of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis.

Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expense more than one year after the end of the fiscal year in which the fee and expense was deferred.

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

         Core Plus    High     Investment Grade Limited Term Government  Strategic
         Bond Fund Income Fund    Bond Fund         and Agency Fund     Income Fund
          Class Y    Class Y       Class Y              Class Y           Class Y
1 year     $ 79      $  116          $ 56                $ 73              $ 80
3 years    $253      $  362          $194                $234              $249
5 years    $441      $  628          $343                $409              $433
10 years   $987      $1,386          $779                $917              $966

* The Examples for the Core Plus Bond Fund and Limited Term Government and Agency Fund are based on the Net Expenses for the first seven months and on the Total Annual Fund Operating Expenses for the remainder of the 1-year period and the remaining years. The Example Investment Grade Bond Fund is based on Net Expenses for the 1-year period and on the Total Annual Fund Operating Expenses for the remaining years. The Examples for all other Funds are based on the Total Annual Fund operating Expenses for all periods.

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More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.
Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa by Moody's or below BBB by S&P or Fitch), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign. risk since emerging market countries may be more likely to experience political and economic instability.

High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in securities rated below investment-grade quality and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk (All Funds) The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities,
Section 4(2) commercial paper, structured notes and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

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                                    [GRAPHIC]

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Investment Grade Bond Fund for options and futures) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes. The portfolio managers expect to use futures for the purpose of managing duration of the Fund's portfolio.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Funds' Investment Adviser

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the Natixis Income Funds (the "Funds" or each a "Fund"), which, along with the Natixis Equity Funds, Natixis Diversified Portfolios, Loomis Sayles Research Fund, Loomis Sayles Growth Fund, Loomis Sayles Global Markets Fund, Natixis Value Fund, Loomis Sayles Value Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P., herein referred to as "Natixis US"), which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $114.7 billion in assets under management as of June 30, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

Natixis Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund. Natixis Advisors is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial service entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse d'Epargne, a financial institution owned by French regional savings banks known as Caisse d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as Banque Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $276.9 billion in assets under management at June 30, 2007. Natixis Advisors provides certain administrative and oversight services to Loomis Sayles Core Plus Bond Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2006, as a percentage of each Fund's average daily net assets, were 0.43% for Loomis Sayles Core Plus Bond Fund/1/, 0.60% for Loomis Sayles High Income Fund, 0.40% for Loomis Sayles Investment Grade Bond Fund, 0.50% for Loomis Sayles Limited Term Government and Agency Fund, and 0.59% for Loomis Sayles Strategic Income Fund.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2006.

/1/ The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.214% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.214% payable to Natixis Advisors, as advisory administrator to the Fund.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds' shares or are affiliated with Natixis US, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors (an affiliate of Loomis Sayles), or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except

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Management Team
Meet the Funds' Investment Adviser (continued)

the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Hansberger Global Investors, Inc., ("Hansberger") Harris Associates L.P., Vaughan Nelson Investment Management and Westpeak Global Advisors, L.P. Each of these advisers and subadviser (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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Management Team
Meet the Funds' Portfolio Managers

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate Portfolio Managers are actively involved in formulating the overall strategy for the Funds they manage but are not the primary decision makers. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan

Matthew J. Eagan has served as co-portfolio manager of the Loomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006 and the Loomis Sayles Strategic Income Fund since February 2007. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 17 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund since its inception in December 1996.
Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 48 years of investment experience.

Kathleen C. Gaffney

Kathleen C. Gaffney has been assisting Daniel Fuss as a portfolio manager of the Loomis Sayles Strategic Income Fund since April 1996, has served as co-portfolio manager of the Loomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 22 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 23 years of investment experience.

Steven J. Kaseta

Steven J. Kaseta has served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, began his investment career in 1982 and joined Loomis Sayles in 1994. He received an A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 24 years of investment experience.

Peter W. Palfrey

Peter W. Palfrey has served as co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 23 years of investment experience.

Richard G. Raczkowski

Richard G. Raczkowski has served as a co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund).
Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 22 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 14 years of investment experience.

Elaine M. Stokes

Elaine M. Stokes has served as associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since

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Management Team
Meet the Funds' Portfolio Managers (continued)

September 2006 the Loomis Sayles High Income Fund since February 2007 and the Loomis Sayles Strategic Income Fund since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 19 years of investment experience.

Please see the Funds' SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

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Fund Services
It's Easy to Open an Account


 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

  Class Y shares of the Funds may be purchased by the following entities at the following investment minimums:

  A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:

    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

  There is no initial or subsequent investment minimum for:
    . Wrap Fee Programs of certain broker-dealers, the adviser(s) or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
    . Retirement Plans such as 401(a), 401(k), 457 or 403(b) plans.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans invested in the Funds as set forth above.
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information about such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may also purchase Class Y shares of the Funds below the stated minimums.

Additionally, the following accounts may purchase Class Y shares with no initial or subsequent investment minimum:
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Separate Accounts of New England Financial, MetLife or their affiliates.

3.You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

Certificates will not be issued for any class of shares.

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Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions."          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Call your investment dealer or Natixis       . Call your investment dealer or Natixis
                       Funds at 800-225-5478 to 1) obtain a           Funds at 800-225-5478 to request an
 [GRAPHIC]             current prospectus for the Fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Mail your completed application to           . Instruct your bank to transfer funds to
                       Natixis Funds, P.O. Box 219579, Kansas         State Street Bank & Trust Company, ABA
 [GRAPHIC]             City, MO 64121-9579                            #011000028, and DDA #99011538.
                     . Call Natixis Funds to obtain an account      . Specify the Fund name, your class of
                       number and wire transfer instructions.         shares, your account number and the
                       Your bank may charge you for such a            registered account name(s). Your bank
                       transfer.                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds for a
                                                                      Service Options Form. A medallion
                                                                      signature guarantee may be required to add
                                                                      this privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9/th/ Street, Kansas
                       City, MO 64105-1514.
                     . Your proceeds (less any applicable redemption fee) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478.
  [GRAPHIC]          . Call Natixis Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above)
 [GRAPHIC]             that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds to request an ACH redemption.
                     . Proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
 [GRAPHIC]             certain restrictions. See the section "Selling Shares in Writing."



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Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record or bank information has been changed within the past
  30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

In some situations additional documentation will be necessary. Please call your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please call your financial representative for information regarding their policies for limiting frequent trading of Fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Certain Funds also seek to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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                                                                             29

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               Each Fund may suspend    . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               Each Fund reserves the   . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               Each Fund may pay the    . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               Each Fund may withhold   . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class Y shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to help deter harmful short-term trading and to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
    . shares acquired by reinvestment of dividends or distributions of a Fund;
      or
    . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or . shares redeemed as part of a systematic withdrawal plan; or . shares redeemed due to the death or disability of the shareholder; or . shares redeemed by a Fund due to the shareholder's failure to satisfy the
      Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
    . shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limi-

--------------------------------------------------------------------------------
30
tations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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                                                                             31

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:


Net Asset Value  = Total market value of securities + Cash and other assets - Liabilities
                   ---------------------------------------------------------
                                       Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed-income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Fund after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Share."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the

--------------------------------------------------------------------------------
32

Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund declare and pay dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund declares dividends for each class daily and pays them monthly. Each Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Funds may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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                                                                             33

                                    [GRAPHIC]



Fund Services
Tax Consequences


Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below, provided holding period and other requirements are met at both the shareholder and Fund level. "Qualified dividend income" generally includes dividends from domestic and some non-U.S. corporations. It does not include income from fixed-income securities. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income.

For taxable years beginning on or before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year. See the SAI for more information.

Taxation of Certain Investments. Income received by a Fund from shares within foreign countries may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations, asset-backed securities, mortgage-backed securities and derivatives may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not

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34
be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Funds, except the Investment Grade Bond Fund, do not intend to make such designations. Investment Grade Bond Fund intends to make such designations.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds' inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers. Please also contact your dealer or financial intermediary for details about payments it may receive.

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                                                                             35

                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in each Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, which are available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                              Income (loss) from investment operations:     Less distributions:
                              ----------------------------------------- ---------------------------

                    Net asset
                     value,                                               Dividends
                    beginning    Net        Net realized    Total from       from
                       of     investment   and unrealized   investment  net investment     Total     Redemption
                     period     income      gain (loss)     operations      income     distributions    fee
                    --------- ----------   --------------   ----------  -------------- ------------- ----------

CORE PLUS BOND FUND
Class Y
9/30/2006            $11.46     $0.51(b)       $(0.04)        $0.47         $(0.64)       $(0.64)      $0.00(f)
9/30/2005             11.74      0.49(b)        (0.18)         0.31          (0.59)        (0.59)       0.00(f)
9/30/2004             11.69      0.50(b)         0.13          0.63          (0.58)        (0.58)       0.00(f)
9/30/2003(e)          11.33      0.41(b)         0.35          0.76          (0.40)        (0.40)         --
12/31/2002            11.63      0.69(b)        (0.32)         0.37          (0.67)        (0.67)         --
12/31/2001(c)         11.54      0.79            0.10          0.89          (0.80)        (0.80)         --


(a)Computed on an annualized basis for periods less than one year.
(b)Per share net investment income has been calculated using the average shares outstanding during the period.
(c)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y shares.
(d)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(e)For the nine months ended September 30, 2003.
(f)Amount rounds to less than $0.01.
(g)Had certain expenses not been reduced during the period, total return would have been lower.
(h)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
(i)Includes expense recapture of 0.06%

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36


                                   Ratios to average net assets:
                                 ----------------------------------

   Net asset         Net assets,
    value,   Total     end of     Gross      Net     Net investment Portfolio
    end of   return    period    Expenses  Expenses      income     turnover
    period    (%)      (000's)    (%)(a)    (%)(a)       (%)(a)     rate (%)
   --------- ------  ----------- --------  --------  -------------- ---------

    $11.29    4.3      $11,986     0.80(i)    N/A         4.58         91
     11.46    2.7(g)     9,060     0.99(d)   0.88(h)      4.18         64
     11.74    5.5(g)    10,941     0.98(d)   0.94(h)      4.30         69
     11.69    6.9       17,889     0.73       N/A         4.85         61
     11.33    3.5       18,346     0.67       N/A         6.15         65
     11.63    7.8       17,351     0.67       N/A         6.68         84



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                                                                             37

                                    [GRAPHIC]



Financial Highlights

For a share outstanding throughout each period.

                           Income (loss) from investment operations:            Less distributions:
                           ----------------------------------------- -----------------------------------------

               Net asset
                 value,                                                Dividends    Distributions
               beginning      Net        Net realized    Total from       from        from net
                   of      investment   and unrealized   investment  net investment   realized        Total
               the period  income (c)    gain (loss)     operations      income     capital gains distributions
               ----------  ----------   --------------   ----------  -------------- ------------- -------------

INVESTMENT GRADE BOND FUND
Class Y
9/30/2006        $11.71      $0.55          $0.11          $0.66         $(0.79)       $(0.22)       $(1.01)
9/30/2005         11.85       0.54           0.28           0.82          (0.79)        (0.17)        (0.96)
9/30/2004         11.54       0.57           0.45           1.02          (0.64)        (0.07)        (0.71)
9/30/2003         10.23       0.61           1.46           2.07          (0.62)        (0.14)        (0.76)
9/30/2002(d)      10.09       0.62           0.09           0.71          (0.55)        (0.02)        (0.57)

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse/waive a portion of the Fund's expenses during the period. Without this reimbursement/waiver the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class Y net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class Y decreased from 6.10% to 6.08% on an annualized basis.

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38


                                   Ratios to average net assets:
                                  --------------------------------

   Net asset          Net assets,
     value,    Total    end of      Net     Gross   Net investment Portfolio
     end of   return  the period  Expenses Expenses     income     turnover
   the period (%) (a)   (000's)   (%) (b)    (%)         (%)       rate (%)
   ---------- ------- ----------- -------- -------- -------------- ---------

     $11.36     6.1     $76,548     0.55     0.63        4.94         35
      11.71     7.1      26,012     0.55     0.82        4.61         28
      11.85     9.2      12,543     0.55     1.08        4.92         29
      11.54    20.9      10,230     0.55     1.34        5.58         34
      10.23     7.2       7,874     0.55     1.13        6.08         39


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                                                                             39

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.

                            Income (loss) from investment operations:     Less distributions:
                            ----------------------------------------- ---------------------------

                 Net asset
                  value,                                                Dividends
                 beginning     Net        Net realized    Total from       from
                    of      investment   and unrealized   investment  net investment     Total     Redemption
                  period      income      gain (loss)     operations      income     distributions    fee
                 ---------  ----------   --------------   ----------  -------------- ------------- ----------

LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class Y
9/30/2006         $11.13      $0.43(b)       $(0.06)        $0.37         $(0.47)       $(0.47)       $--
9/30/2005          11.34       0.31(b)        (0.17)         0.14          (0.35)        (0.35)        --
9/30/2004          11.55       0.32(b)        (0.09)         0.23          (0.44)        (0.44)        --
9/30/2003(d)       11.78       0.25(b)        (0.08)         0.17          (0.40)        (0.40)        --
12/31/2002         11.41       0.48(b)         0.48          0.96          (0.59)        (0.59)        --
12/31/2001(c)      11.20       0.56            0.26          0.82          (0.61)        (0.61)        --


(a)Computed on an annualized basis for periods less than one year.
(b)Per share net investment income has been calculated using the average shares outstanding during the period.
(c)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term Government and Agency Fund was to decrease net investment income per share by $0.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98% for Class Y.
(d)For the nine months ended September 30, 2003.
(e)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.
(f)Had certain expenses not been reduced during the period, total return would have been lower.
(g)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class Y shares which were reorganized into Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund, effective
   September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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40


                                   Ratios to average net assets:
                                 ----------------------------------

   Net asset         Net assets,
    value,   Total     end of     Gross      Net     Net investment Portfolio
    end of   return    period    Expenses  Expenses      income     turnover
    period    (%)      (000's)    (%)(a)    (%)(a)       (%)(a)     rate (%)
   --------- ------  ----------- --------  --------  -------------- ---------

    $11.03    3.4      $2,461      0.74       N/A         3.89          50
     11.13    1.2(f)    2,533      1.59(e)   1.02(g)      2.77          93
     11.34    2.1       4,233      1.13       N/A         2.82          80
     11.55    1.5       6,886      0.93       N/A         2.87          53
     11.78    8.6       8,529      0.88       N/A         4.14          88
     11.41    7.4       3,441      0.95       N/A         4.98         275

--------------------------------------------------------------------------------
                                                                             41

                                    [GRAPHIC]



Financial Performance

For a share outstanding throughout each period.


                                 Income (loss) from investment operations:     Less distributions:
                                 ----------------------------------------- ---------------------------

                       Net asset
                        value,                                               Dividends
                       beginning    Net        Net realized    Total from       from
                          of     investment   and unrealized   investment  net investment     Total     Redemption
                        period   income(b)     gain (loss)     operations      income     distributions    fee
                       --------- ----------   --------------   ----------  -------------- ------------- ----------

STRATEGIC INCOME FUND*
   Class Y
9/30/2006               $14.17     $0.76          $ 0.51         $1.27         $(0.85)       $(0.85)      $0.00(f)
9/30/2005                13.57      0.70            0.70          1.40          (0.80)        (0.80)       0.00(f)
9/30/2004                12.58      0.78            1.11          1.89          (0.90)        (0.90)       0.00(f)
9/30/2003(c)             10.74      0.60            1.93          2.53          (0.69)        (0.69)         --
12/31/2002                9.90      0.80            0.71          1.51          (0.67)        (0.67)         --
12/31/2001(e)            10.81      0.94           (0.92)         0.02          (0.93)        (0.93)         --


(a)Computed on an annualized basis for period less than one year.
(b)Per share net investment income has been calculated using the average shares outstanding during the period.
(c)For the nine months ended September 30, 2003.
(d)Had certain expenses not been reduced during the period, total return would have been lower.
(e)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share.
(f)Amount rounds to less than $0.01.
(g)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(h)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class Y shares, which were reorganized into Class Y shares of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisors, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
42


                                           Ratios to average net assets:
                                           ----------------------------

  Net asset          Net assets,
   value,   Total      end of     Gross      Net        Net investment   Portfolio
   end of   return     period    Expenses  Expenses         income       turnover
   period    (%)       (000's)    (%)(a)    (%)(a)          (%)(a)       rate (%)
  --------- ------   ----------- --------  --------     --------------   ---------

   $14.59     9.3     $271,065     0.78       N/A            5.30           21
    14.17    10.5       50,369     0.91       N/A            4.98           14
    13.57    15.5(d)    10,833     1.08(g)   1.00(h)         5.93           28
    12.58    24.0        2,193     0.97       N/A            6.83           27
    10.74    15.9        1,039     0.94       N/A            7.77           30
     9.90     0.3          445     0.93       N/A            9.10           10

--------------------------------------------------------------------------------
                                                                             43

Glossary of Terms

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium" or "small" capitalization company for any particular Fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Structured Notes -- Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

--------------------------------------------------------------------------------
44

If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAIs, to request other information about the Funds and to make shareholder inquiries generally, contact your financial representative, or the Funds at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
 The Funds' annual and semiannual reports and SAIs are available on the Funds'
                       website at: www.funds.natixis.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
                        SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Portfolio Holdings -- A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.

                  (Investment Company Act File No. 811-04323)
                  (Investment Company Act File No. 811-00242)
                  (Investment Company Act File No. 811-06241)
Investors may obtain a copy by contacting FINRA at-800-289-9999 or by visiting its Web site at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P.
                          and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds and Loomis Sayles Funds and individuals who provide nonpublic personal information but do not invest in the Funds.

                                   YB51-0907

                          [LOGO] NATIXIS
                                   FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 5

More About Risk..........  Page 7

Management Team..........  Page 9

Fund Services............ Page 11

Financial Performance.... Page 28

  Loomis Sayles Strategic Income Fund
  [LOGO] LOOMIS SAYLES & COMPANY, L.P.

Loomis Sayles Strategic Income Fund
                                                                     Prospectus
                                                               February 1, 2007
                                                   (as revised October 8, 2007)

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call Natixis Funds.

Natixis Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.funds.natixis.com

Table of Contents


Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund................... 2
Fund Fees & Expenses
Fund Fees & Expenses.................................. 5
More About Risk
More About Risk....................................... 7
Management Team
Meet the Fund's Investment Adviser.................... 9
Meet the Fund's Portfolio Managers................... 10
Fund Services
Investing in the Fund................................ 11
How Sales Charges Are Calculated..................... 12
It's Easy to Open an Account......................... 15
Buying Shares........................................ 17
Selling Shares....................................... 18
Selling Shares in Writing............................ 19
Exchanging Shares.................................... 19
Restrictions on Buying, Selling and Exchanging Shares 20
How Fund Shares Are Priced........................... 23
Dividends and Distributions.......................... 24
Tax Consequences..................................... 24
Compensation to Securities Dealers................... 25
Additional Investor Services......................... 27
Financial Performance
Financial Performance................................ 28
Glossary of Terms
Glossary of Terms.................................... 30

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Fund, please refer to the section "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan, Daniel J. Fuss, Kathleen C.
             Gaffney and Elaine M. Stokes
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFZX   NEZBX   NECZX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency hedging transactions, and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund's assets among various types of income-producing securities based upon changing market conditions. Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  Discounted share price compared to economic value
..  Undervalued credit ratings with strong or improving credit profiles
..  Yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. For temporary defensive purposes, hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.funds.natixis.com (click on "Fund Information" and then "Portfolio Holdings"). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund's top 10 holdings as of the month-end is generally available within 5 days after the month-end on the Fund's website at www.funds.natixis.com (click on "Fund Information," then "Our fund line-up," then the name of the Fund and scroll down to "Portfolio Highlights").

 Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.
Derivative Securities: Derivative securities are subject to changes in the underlying securities or indices on which

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2
  such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund's exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are also subject to credit risk and liquidity risk.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.
Management risk: The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.
Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.
Mortgage-related securities risk: In addition to the risks associated with investments in fixed-income securities generally, mortgage-related securities are subject to the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information, see the section "More About Risk."
 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+                                                                  (up triangle) Highest Quarterly
                                                                                               Return: Second Quarter 2003,
1997     1998     1999    2000    2001     2002     2003    2004    2005   2006                up 12.43%
----     ----     ----    ----    ----     ----     ----    ----    ----   ----  (down triangle) Lowest Quarterly
9.33%   -1.73%   12.17%  0.68%   -0.14%   15.47%   34.84%  12.93%   3.74% 11.85%                 Return: Third Quarter 1998,
                                                                                                 down 10.57%

The Fund's Class A shares total return year-to-date as of June 30, 2007 was 3.56%.
+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns for Class A, Class B and Class C shares of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indices, among other indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


Average Annual Total Returns+
(for the periods ended December 31, 2006)                       Past 1 Year Past 5 Years Past 10 Years
Loomis Sayles Strategic Income Fund
Class A - Return Before Taxes                                      6.82%       14.26%        8.97%
   Return After Taxes on Distributions*                            4.92%       11.83%        5.87%
   Return After Taxes on Distributions & Sales of Fund Shares*     4.41%       10.90%        5.70%
Class B - Return Before Taxes                                      6.02%       14.21%        8.65%
Class C - Return Before Taxes                                     10.02%       14.47%        8.66%
Lehman Aggregate Bond Index**                                      4.33%        5.06%        6.24%
Lehman U.S. Universal Bond Index**                                 4.97%        5.64%        6.40%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
** The returns of each index do not reflect a deduction for fees, expenses or taxes.

For information about Fund expenses, see the section "Fund Fees & Expenses."

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4

                                    [GRAPHIC]




Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                            Class A   Class B Class C
Maximum sales charge (load) imposed on purchases (as a percentage of
   offering price)(1)(2)                                                        4.50%   None    None
Maximum deferred sales charge (load) (as a percentage of original purchase
   price or redemption proceeds, as applicable)(2)                                (3)  5.00%   1.00%
Redemption fees                                                                 2% of
                                                                           redemption
                                                                           proceeds+*  None*   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the sub-section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                          Strategic Income Fund/1/
                                         Class A  Class B  Class C
Management fees                           0.59%    0.59%    0.59%
Distribution and/or service (12b-1) fees  0.25%    1.00%*   1.00%*
Other expenses                            0.21%**  0.21%**  0.21%**
Total Annual Fund Operating Expenses      1.05%    1.80%    1.80%
Fee Waiver and/or Expense Reimbursement   0.00%    0.00%    0.00%
Net Expenses                              1.05%    1.80%    1.80%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles ("Acquired Fund Fees and Expenses") of less than 0.01% of the Fund's average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1 Loomis Sayles has given a binding undertaking to the Loomis Sayles Strategic Income Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses to 1.25%, 2.00% and 2.00% annually of the Fund's average daily net assets for Class A, Class B and Class C shares, respectively. This undertaking is in effect through January 31, 2008 and is reevaluated on an annual basis.
Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expenses were deferred.

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                                                                             5

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                  Strategic Income Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  552  $  683 $  183 $  283 $  183
3 years    $  769  $  866 $  566 $  566 $  566
5 years    $1,003  $1,175 $  975 $  975 $  975
10 years** $1,675  $1,919 $1,919 $2,116 $2,116

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Example for the Strategic Income Fund is based on the Total Annual Fund Operating Expenses for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

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More About Risk

The Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment-grade quality (i.e., below a rating of Baa by Moody's or below BBB by S&P or Fitch ), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

High Yield Risk The risk associated with investing in lower quality fixed income securities (commonly known as "junk bonds") and unrated securities of similar quality, which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. Structured notes may be considered derivative securities and may be subject to this type of risk.

Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to derivatives, restricted securities, Section 4(2) Commercial Paper, structured notes and Rule 144A securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the

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                                                                             7

                                    [GRAPHIC]
underlying security or groups of securities, index or other currency instrument or rate on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. The portfolio managers expect to use futures for the purpose of managing duration of the Fund's portfolio.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Fund's Investment Adviser

The Natixis Funds family (as defined below) currently includes 24 mutual funds. The Natixis Funds family had combined assets of $15.3 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Strategic Income Fund (the "Fund"), which, along with the Natixis Income and Tax Free Income Funds, Natixis Equity Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Natixis Value Fund, Loomis Sayles Value Fund and Natixis Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "Natixis Funds."

 Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Fund. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management U.S. Group, L.P.; herein referred to as "Natixis US"), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group). Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $114.7 billion in assets under management as of June 30, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The aggregate advisory fees paid by the Fund during the fiscal year ended September 30, 2006, as a percentage of the Fund's average daily net assets, was 0.59%.

A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contracts is available in the Fund's annual reports for the fiscal year ended September 30, 2006.

 Portfolio Trades

In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with Natixis US, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

 Securities Lending

The Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Strategies" in the SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Transactions with Other Investment Companies Pursuant to SEC exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors (an affiliate of Loomis Sayles), or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management LLC ("BlackRock"), Dreman Value Management, LLC ("Dreman"), Hansberger Global Investors, Inc. ("Hansberger"), Harris Associates L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of

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                                    [GRAPHIC]



Management Team
Meet the Fund's Investment Adviser (continued)

Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

Meet the Fund's Portfolio Managers

The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate Portfolio Managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision makers. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan

Matthew J. Eagan has served as an associate portfolio manager of the Loomis Sayles Strategic Income Fund since February 2007. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 17 years of investment experience.

Daniel J. Fuss

Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 48 years of investment experience.

Kathleen C. Gaffney

Kathleen C. Gaffney has been assisting Daniel Fuss as a portfolio manager of the Loomis Sayles Strategic Income Fund since April 1996. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 22 years of investment experience.

Elaine M. Stokes

Elaine M. Stokes has served as associate portfolio manager of the Loomis Sayles Strategic Income Fund since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael's College and has over 19 years of investment experience.

Please see the Fund's SAI for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

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Fund Services
Investing in the Fund

 Choosing a Share Class

The Fund offers Class A and Class C shares to the public. No new accounts may be opened in Class B shares and no additional investments into Class B shares may be made after October 12, 2007. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class B Shares

.. No new accounts may be opened in Class B shares and no additional investments into Class B shares may be made after October 12, 2007.

.. You do not pay a sales charge when you buy Class B shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Fund's expenses, see the section "Fund Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.


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Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Fund's website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the Fund's SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis
  Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees, former trustees and other individuals who are affiliated with any Natixis Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least $1 million or more in total plan assets or with 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
.. Investments of $25,000 or more in Natixis Funds (including the Money Market
  Fund) by clients of an adviser or subadviser to any Natixis Fund (including the Money Market Fund).

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of the anniversary date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund (except the Money Market Fund). The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the anniversary date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund (except the Money Market
Fund).

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Fund Services
How Sales Charges Are Calculated (continued)


  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
.. applies to redemptions made through the anniversary date of their acquisition for years one through six, as applicable.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange Class B or Class C shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC for Class B and Class C shares and conversion into Class A shares stops until you exchange back into shares of another Natixis Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.


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Fund Services
It's Easy to Open an Account

 To Open an Account with Natixis Funds:

1.Read this Prospectus carefully. Except to the extent otherwise permitted by the Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum            Minimum
Type of Account                                                     Initial Purchase Subsequent Purchase
Any account other than those listed below                                $2,500             $100
For shareholders participating in Natixis Funds' Investment Builder
   Program                                                               $1,000             $50*
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh
   plans using the Natixis Funds' prototype document                     $1,000             $100
Coverdell Education Savings Accounts                                       $500             $100
For SIMPLE IRA** and 403(b)(7) plans using Natixis Funds'
   prototype document                                                        $0               $0

* Shareholders with accounts participating in Natixis Funds' Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 into those accounts.
** Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
   Small Employers (SIMPLE) IRA became available replacing Salary Reduction Simplified Employee Pension ("SARSEP") plans. SARSEP plans established prior to January 1, 1997, are subject to the same minimums as SIMPLE IRAs. Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

The Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occurs during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts using the Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee.

In its discretion, the Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation.

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Fund Services
It's Easy to Open an Account (continued)

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     Natixis Funds Personal Access Line(R)

                             800-225-5478, press 1

                             Natixis Funds Web Site

                             www.funds.natixis.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "Natixis         investment amount, payable to "Natixis
 [GRAPHIC]             Funds." Third party checks, "starter"          Funds." Third party checks, "starter"
                       checks and credit card convenience checks      checks and credit card convenience checks
                       will not be accepted.                          will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to Natixis Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                     . Shares purchased by check may not be           shares, your account number and the
                       available immediately for redemption. See      registered account name(s).
                       the section "Selling Restrictions."          . Shares purchased by check may not be
                                                                      available immediately for redemption. See
                                                                      the section "Selling Restrictions."
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Call your investment dealer or Natixis       . Call your investment dealer or Natixis
                       Funds at 800-225-5478 or visit                 Funds at 800-225-5478 or visit
 [GRAPHIC]             www.funds.natixis.com to 1) obtain a           www.funds.natixis.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Visit www.funds.natixis.com to add shares
                       available.                                     to your account by wire. Instruct your
 [GRAPHIC]                                                            bank to transfer funds to State Street Bank
                                                                      & Trust Company, ABA #011000028, and
                                                                      DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call Natixis Funds at 800-225-5478 or
                       through ACH, you may add this feature by       visit www.funds.natixis.com to add shares
 [GRAPHIC]             selecting it on your account application.      to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call Natixis Funds or visit
                                                                      www.funds.natixis.com for a Service
                                                                      Options Form. A medallion signature
                                                                      guarantee may be required to add this
                                                                      privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions."

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                                    [GRAPHIC]



Fund Services
Buying Shares (continued)

                                  Opening an Account                            Adding to an Account
 Automatic Investing Through Investment Builder
                     . Although you cannot open an account         . If you have not signed up for Investment
                       through Investment Builder, you may add       Builder, please call Natixis Funds at 800-
 [GRAPHIC]             this feature by selecting it on your          225-5478 or visit www.funds.natixis.com
                       application.                                  for a Service Options Form. A medallion
                     . Ask your bank or credit union whether it is   signature guarantee may be required to add
                       a member of the ACH system.                   this privilege.
                                                                   . See the section "Additional Investor
                                                                     Services."

Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-
                       9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas
                       City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com
 [GRAPHIC]           . Call Natixis Funds or visit www.funds.natixis.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call Natixis Funds at 800-225-5478, visit www.funds.natixis.com or indicate in your redemption
 [GRAPHIC]             request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC and/or redemption fee) will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

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18

 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call Natixis Funds at
                       800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
                     . Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an ACH redemption. Proceeds (less any applicable CDSC and/or redemption fee) will generally arrive at your bank within three business days.
 By Telephone
                     . Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call Natixis Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record or bank account information has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another Natixis or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares") subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding

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                                                                             19

                                    [GRAPHIC]



Fund Services
Exchanging Shares (continued)

period for determining the CDSC for Class B and Class C Shares and conversion into class A shares if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a Fund for Class Y shares of the same Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap free platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

Restrictions on Buying, Selling and Exchanging Shares


Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in any Fund over a 90-day interval, as determined by the Fund. A "round trip" is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be "market timing."

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has en-

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20
gaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

The Fund also seeks to prevent excessive and disruptive trading practices through the assessment of redemption fees on shares redeemed or exchanged within a given period after their purchase. See the section "Redemption Fees" for more information.

 Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners or
               refuse transaction         death of a registered
               requests:                  owner
                                        . With
                                          suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds for    made within 10
               10 days:                   calendar days of
                                          purchase by check or
                                          ACH
If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Strategic Income Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted

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                                                                             21

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan; or .. shares redeemed due to the death or disability of the shareholder; or .. shares redeemed by a Fund due to the shareholder's failure to satisfy the
  Fund's minimum balance policy or in connection with the merger or liquidation of the Fund; or
.. shares redeemed to return an excess contribution in an Natixis/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

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22

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed-income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Fund after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.*
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of 60 days or less) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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                                    [GRAPHIC]



Fund Services
Dividends and Distributions

The Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Fund declares and pays dividends for each class monthly. The Fund expects to distribute substantially all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Fund may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below, provided holding period and other requirements are met at both the shareholder and Fund level. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. The Fund does not expect a significant portion of their distributions to be treated as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have generally been temporarily reduced to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

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24

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of a Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless a Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because certain of the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Non-U.S. Shareholders. Capital gain dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding as discussed below. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund does not intend to make such designations.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

As part of their business strategies, the Fund pays securities dealers and the financial institutions (collectively, "dealers") that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, the Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees

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                                    [GRAPHIC]



Fund Services
Compensation to Securities Dealers (continued)

may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers that sell Fund shares.

The payments described in this section, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund's inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers. Please also contact your dealer for details about payments it may receive.

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26

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs**, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is Natixis Funds' automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
Natixis Funds have an automatic exchange plan under which shares of a class of an Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site
Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.
**Effective October 1, 2006, Natixis Funds no longer offers SIMPLE IRAs. SIMPLE
  IRA plans established prior to October 1, 2006 may remain active and continue to add new employees.

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                                                                             27

                                    [GRAPHIC]



Financial Performance

The financial highlights table is intended to help you understand the Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, which is available free of charge upon request from the Distributor.

For a share outstanding throughout each period.

                        Income (loss) from investment operations:     Less distributions:
                        ----------------------------------------  ---------------------------

              Net asset
               value,                                               Dividends
              beginning    Net        Net realized    Total from       from
                 of     investment   and unrealized   investment  net investment     Total     Redemption
               period   income(c)     gain (loss)     operations      income     distributions    fee
              --------- ----------   --------------   ----------  -------------- ------------- ----------

STRATEGIC INCOME FUND*
Class A
9/30/2006      $14.17     $0.71          $ 0.53         $ 1.24        $(0.81)       $(0.81)      $0.00(g)
9/30/2005       13.57      0.66            0.70           1.36         (0.76)        (0.76)       0.00(g)
9/30/2004       12.57      0.75            1.11           1.86         (0.86)        (0.86)       0.00(g)
9/30/2003(d)    10.72      0.57            1.93           2.50         (0.65)        (0.65)         --
12/31/2002       9.88      0.75            0.72           1.47         (0.63)        (0.63)         --
12/31/2001(f)   10.80      0.91           (0.92)         (0.01)        (0.91)        (0.91)         --
Class B
9/30/2006       14.22      0.61            0.52           1.13         (0.69)        (0.69)       0.00(g)
9/30/2005       13.60      0.56            0.71           1.27         (0.65)        (0.65)       0.00(g)
9/30/2004       12.59      0.65            1.10           1.75         (0.74)        (0.74)       0.00(g)
9/30/2003(d)    10.71      0.51            1.92           2.43         (0.55)        (0.55)         --
12/31/2002       9.88      0.67            0.73           1.40         (0.57)        (0.57)         --
12/31/2001(f)   10.79      0.83           (0.90)         (0.07)        (0.84)        (0.84)         --
Class C
9/30/2006       14.22      0.61            0.51           1.12         (0.69)        (0.69)       0.00(g)
9/30/2005       13.60      0.55            0.72           1.27         (0.65)        (0.65)       0.00(g)
9/30/2004       12.58      0.64            1.11           1.75         (0.73)        (0.73)       0.00(g)
9/30/2003(d)    10.70      0.50            1.93           2.43         (0.55)        (0.55)         --
12/31/2002       9.87      0.67            0.73           1.40         (0.57)        (0.57)         --
12/31/2001(f)   10.78      0.83           (0.91)         (0.08)        (0.83)        (0.83)         --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C.

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28


                                             Ratios to average net assets:
                                             ----------------------------

    Net asset          Net assets,                             Net
     value,   Total      end of     Gross      Net          investment     Portfolio
     end of   return     period    Expenses  Expenses         income       turnover
     period   (%)(a)     (000's)    (%)(b)    (%)(b)          (%)(b)       rate (%)
    --------- ------   ----------- --------  --------       ----------     ---------

     $14.60     9.0    $2,782,887    1.05       N/A            5.01           21
      14.17    10.2       977,198    1.18       N/A            4.71           14
      13.57    15.2       343,586    1.23       N/A            5.66           28
      12.57    23.7(e)    140,576    1.31(h)   1.28(i)         6.49           27
      10.72    15.5        92,303    1.33       N/A            7.38           30
       9.88    (0.1)       94,156    1.31       N/A            8.77           10
      14.66     8.2       179,927    1.79       N/A            4.26           21
      14.22     9.5       144,081    1.93       N/A            3.98           14
      13.60    14.3       128,714    1.98       N/A            4.91           28
      12.59    23.0(e)    118,217    2.06(h)   2.03(i)         5.73           27
      10.71    14.6        98,501    2.08       N/A            6.63           30
       9.88    (0.8)      102,159    2.06       N/A            8.02           10
      14.65     8.1     1,812,278    1.79       N/A            4.24           21
      14.22     9.5       765,200    1.93       N/A            3.93           14
      13.60    14.3       255,705    1.98       N/A            4.87           28
      12.58    23.0(e)     66,394    2.06(h)   2.03(i)         5.73           27
      10.70    14.7        27,727    2.08       N/A            6.63           30
       9.87    (0.8)       28,925    2.06       N/A            8.02           10

(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             29

Glossary of Terms

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment-grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Whether a company is considered a "large," "medium" or "small" capitalization company for any particular Fund will depend upon the company's market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Structured Notes -- Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

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30

If you would like more information about the Fund, the following documents are available free upon request:
   Annual and Semiannual Reports -- Provide additional information about the Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Fund and its investment limitations and policies. Each SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Fund's annual or semiannual report or its SAIs, to request other information about the Fund and to make shareholder inquiries generally, contact your financial representative, or the Fund at:
                          Natixis Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
 The Fund's annual and semiannual reports and SAIs are available on the Fund's website at: www.funds.natixis.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC
                              at 1-202-942-8090.

Portfolio Holdings -- A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

 Natixis Distributors, L.P. ("Natixis Distributors"), and other firms selling shares of Natixis Funds are members of the Financial Industry Regulatory Authority ("FINRA"). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 800-289-9999 or by visiting its Web site at www.FINRA.org.


                  (Investment Company Act File No. 811-04323)


Natixis Distributors distributes the Natixis Funds and Loomis Sayles Funds. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis
Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston,
                     MA 02116 or call us at 617-449-2828.

--------------------------------------------------------------------------------
           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

 /(1)/ For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P.
                          and all of their successors.
   /(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds and Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                  XST51-0907